UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Global High Income Fund

(NYSE: AWF)

March 31, 2013

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 28, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. (the “Fund”) for the annual reporting period ended March 31, 2013. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objective and Policies

The Fund seeks high current income, and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-U.S. currencies as well as those denominated in the U.S. dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of U.S. and non-U.S. corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 88-90.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark and its components for the six- and 12-month periods ended March 31, 2013. The composite benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index. Individual performance for each of these indices is also included for both time periods.

The Fund outperformed its composite benchmark and delivered positive absolute returns for both periods. The Fund’s overweight in high-yield corporates and security selection were the primary drivers of relative performance. Strong security selection across many industries, particularly consumer non-cyclicals, technology and financials, added to returns. Non-agency mortgages helped for both periods, while an allocation to investment-grade corporates was positive for the 12-month period, yet detracted for the six-month period. Exposure to commercial mortgage-backed securities (“CMBS”) detracted for both periods. An underweight in local emerging market debt helped performance for the 12-month period, as local debt underperformed. Within the Fund’s U.S. dollar-denominated emerging market holdings, exposure to the Ivory Coast, which outperformed, helped while an underweight to Venezuela detracted. Corporate positions in both Brazil and Russia were beneficial for returns in the six-month period.

As fixed-income credit markets moved in a positive direction during both periods, the Fund’s use of leverage added to returns; the Fund utilized leverage through reverse repurchase agreements at favorable rates and was able to reinvest the proceeds into higher-yielding securities. Within the Fund’s derivative positions, credit default swaps were utilized as both a hedge against cash positions and to add credit exposure, which had no material impact on returns during both periods. During both periods,

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

currency options were utilized to hedge against market conditions of various countries, as well as equity futures and equity options as a hedge against the high-yield market, which helped relative performance. The Fund utilized currency forwards during both periods for both hedging and non-hedging purposes; overall currency positioning contributed positively for both periods, helped most by a short position in the Japanese yen and exposure to the South African rand. The Fund also utilized interest rate swaps to manage overall yield curve positioning and to offset credit exposure, which supported the Fund’s positive returns.

Market Review and Investment Strategy

Despite the risk aversion that dominated the markets during the first three months of the 12-month period ended March 31, 2013, capital markets rebounded; risk-on sentiment came to dominate as investors were buoyed by stimulative monetary policies of central banks around the world, improving perceptions regarding sovereign-debt crises in Europe and signs of improvement in the U.S. economy. In this environment, yields fell and risk assets outperformed higher-quality sectors. In the high-yield sector, as measured by the Barclays U.S. Corporate HY 2% Issuer Capped Index, lower-rated bonds generally outperformed their higher-rated counterparts and financials generally outperformed industrials and utilities. Meanwhile, emerging market U.S. dollar-denominated debt posted solid returns as measured by JPM EMBI

Global; Ivory Coast was the top performer, while Argentina declined most. Local emerging market debt unhedged in U.S. dollars, as measured by the JPM GBI-EM, showed Nigeria to be the top performer, while South Africa underperformed all other countries.

During the 12-month period, the Fund continued to be overweight corporate high-yield debt and underweight both U.S. dollar-denominated and local emerging market debt. In the Fund’s Management Team’s (the “Team’s”) view, corporate high-yield bonds continued to present the best risk/return opportunity in the global high-yield space, given both solid fundamentals and strong technicals. Within this sector, the Team continued to favor high-yield securities that appeared undervalued and favored higher-quality issuers relative to CCC-rated bonds. The Team also continued to generally favor U.S. corporates over European corporates and remained cautious on peripheral Europe. Within emerging market hard currency debt, the Fund was underweight the sector as a whole, but employed a well-diversified mix of sovereign, quasi-sovereign and corporate issues to add value. Although emerging market fundamentals in investment-grade countries were generally favorable, their lower relative yields did not make them attractive, in the Team’s view. Conversely, opportunities were limited in higher-yielding non-investment grade countries amid fundamental and political concerns. Overall exposure to emerging market currencies within the Fund remained very low.

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

U.S. monetary policy could create additional market uncertainty in the coming year, as the U.S. Federal Reserve (the “Fed”) reverses certain of the measures taken as a result of the 2008 global financial crisis. The Federal Funds rate has been reduced to near zero percent and the Fed, among other actions taken, has purchased U.S. Treasury and mortgage-backed securities. The latter is commonly referred to as Quantitative Easing (“QE”). These policies have been beneficial to fixed-income securities, including the higher-yielding income securities held in this Fund. When the Fed removes certain of these measures, there may be down-

ward pressure on prices of fixed-income securities, including those held in the Fund. Additionally, higher short-term interest rates will impact the attractiveness of certain techniques used to leverage the Fund and will result in increased costs of leverage. The timing and the reversal of QE and the potential increase of the Federal Funds rate may impact the net asset value (“NAV”) of this Fund. Global High Income Fund is most sensitive to credit risk and is managed to attempt to reduce the impact of higher interest rates on NAV. These and other risks to the Fund are discussed further in this report.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® GBI-EM, the JPM® EMBI Global, and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

AllianceBernstein Income Fund Shareholder Information

Weekly comparative NAV and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 113.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MARCH 31, 2013	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	7.88%	16.42%

Composite Benchmark: 33% JPM GBI-EM /33% JPM EMBI Global/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	3.72%	10.89%

JPM GBI-EM	3.95%	8.85%

JPM EMBI Global	0.95%	10.44%

Barclays U.S. Corporate HY 2% Issuer Capped Index	6.28%	13.08%

The Fund’s market price per share on March 31, 2013 was $16.33. The Fund’s NAV per share on March 31, 2013 was $15.70. For additional financial highlights, please see pages 93-94.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,352.2

*	All data are as of March 31, 2013. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.8% or less in the following security types: Asset-Backed Securities, Common Stock Governments—Sovereign Bonds, Inflation-Linked Securities, Local Governments—Regional Bonds, Options Purchased—Puts, Supranationals and Warrants.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

*	All data are as of March 31, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, El Salvador, Ghana, Greece, Hungary, India, Indonesia, Ireland, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Mexico, Nigeria, Norway, Peru, Philippines, Portugal, Serbia, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Ukraine, United Arab Emirates, Uruguay and Virgin Islands (BVI).

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 59.7%
Industrial – 51.8%
Basic – 5.0%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)(b)	U.S.$	528	$575,520
AK Steel Corp. 8.75%, 12/01/18(b)		868	956,970
Aleris International, Inc.
7.625%, 2/15/18		1,932	2,047,920
7.875%, 11/01/20		1,570	1,672,050
Appleton Papers, Inc. 10.50%, 6/15/15(b)		1,300	1,374,750
ArcelorMittal 6.75%, 2/25/22		2,500	2,732,160
Arch Coal, Inc.
7.00%, 6/15/19		693	625,433
7.25%, 6/15/21		1,156	1,037,510
Ashland, Inc. 4.75%, 8/15/22(b)		501	507,263
Axiall Corp. 4.875%, 5/15/23(b)		194	197,395
Calcipar SA 6.875%, 5/01/18(b)		735	782,775
Celanese US Holdings LLC 6.625%, 10/15/18		408	441,150
Commercial Metals Co. 6.50%, 7/15/17		1,927	2,110,065
Consol Energy, Inc. 8.25%, 4/01/20		2,175	2,408,812
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		139	141,433
GrafTech International Ltd. 6.375%, 11/15/20(b)		375	388,125
Huntsman International LLC 8.625%, 3/15/21(a)		2,060	2,317,500
INEOS Group Holdings SA 8.50%, 2/15/16(b)		3,551	3,604,265
James River Coal Co. 7.875%, 4/01/19		251	120,480
JMC Steel Group, Inc. 8.25%, 3/15/18(b)		1,444	1,530,640
MacDermid, Inc. 9.50%, 4/15/17(b)		1,800	1,860,750
Momentive Performance Materials, Inc.
8.875%, 10/15/20		1,888	1,944,640
11.50%, 12/01/16(c)		1,320	792,000
NOVA Chemicals Corp. 8.625%, 11/01/19		1,426	1,604,250

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Novelis, Inc./GA 8.75%, 12/15/20	U.S.$	3,075	$3,467,062
Orion Engineered Carbons Bondco GmbH 9.625%, 6/15/18(b)		848	943,400
Peabody Energy Corp. 6.00%, 11/15/18		626	665,125
6.25%, 11/15/21		1,499	1,558,960
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375%, 6/01/20		1,900	1,995,000
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20(b)		528	531,300
Polypore International, Inc. 7.50%, 11/15/17		590	632,775
PQ Corp. 8.75%, 5/01/18(b)		1,700	1,819,000
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18(b)		1,345	1,432,425
8.25%, 1/15/21(b)		400	432,000
Ryerson, Inc./Joseph T Ryerson & Son, Inc. 9.00%, 10/15/17(b)		2,250	2,458,125
11.25%, 10/15/18(b)		1,629	1,690,088
Sappi Papier Holding GmbH 7.75%, 7/15/17(b)		678	749,190
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	1,535	2,149,646
Steel Dynamics, Inc.
6.125%, 8/15/19(b)	U.S.$	225	243,000
6.375%, 8/15/22(b)		1,266	1,367,280
7.625%, 3/15/20		1,200	1,332,000
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		704	763,840
TPC Group, Inc. 8.75%, 12/15/20(b)		2,767	2,884,597
United States Steel Corp. 6.65%, 6/01/37		1,137	1,046,040
US Coatings Acquisition, Inc./ Flash Dutch 2 BV 5.75%, 2/01/21(b)	EUR	388	511,035
7.375%, 5/01/21(b)	U.S.$	1,291	1,358,778
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,428	2,676,870
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19		688	325,080
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	2,265,689

			67,072,161

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 6.5%
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	860	$1,151,999
Ardagh Packaging Finance PLC
7.375%, 10/15/17(b)	U.S.$	230	251,850
9.25%, 10/15/20(b)	EUR	427	591,138
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
4.875%, 11/15/22(b)	U.S.$	273	269,588
5.00%, 11/15/22(b)	EUR	492	625,152
7.375%, 10/15/17(b)		1,500	2,076,597
B/E Aerospace, Inc. 6.875%, 10/01/20	U.S.$	1,236	1,367,325
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(b)		699	740,940
Berry Plastics Corp. 9.75%, 1/15/21		1,525	1,782,344
Bombardier, Inc. 5.75%, 3/15/22(b)		1,550	1,590,687
6.125%, 1/15/23(b)		325	337,188
7.75%, 3/15/20(b)		1,266	1,455,900
Cemex Espana Luxembourg 9.25%, 5/12/20(b)		182	201,110
9.875%, 4/30/19(b)(d)		3,299	3,797,809
Cemex Finance LLC 9.375%, 10/12/22(b)		587	678,937
CNH America LLC 7.25%, 1/15/16		1,775	1,983,562
Crown European Holdings SA 7.125%, 8/15/18(b)	EUR	305	423,219
GenCorp, Inc. 7.125%, 3/15/21(b)	U.S.$	603	636,165
Graphic Packaging International, Inc. 7.875%, 10/01/18		899	991,147
Griffon Corp. 7.125%, 4/01/18		718	775,440
HD Supply, Inc. 7.50%, 7/15/20(b)		950	999,875
10.50%, 1/15/21		3,445	3,582,800
11.50%, 7/15/20		1,297	1,536,945
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(b)	EUR	1,330	2,152,148
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18	U.S.$	640	696,000
7.125%, 3/15/21		632	687,300
Interline Brands, Inc. 10.00%, 11/15/18(b)(e)		1,662	1,840,665

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

KM Germany Holdings GmbH 8.75%, 12/15/20(b)	EUR	228	$315,701
KUKA AG 8.75%, 11/15/17(b)		1,038	1,500,207
Lafarge SA 7.125%, 7/15/36	U.S.$	800	852,000
Manitowoc Co., Inc. (The) 8.50%, 11/01/20(a)		2,168	2,449,840
Masco Corp. 5.95%, 3/15/22		640	719,893
6.125%, 10/03/16		1,825	2,037,985
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(b)		794	820,797
Nortek, Inc. 8.50%, 4/15/21		1,924	2,135,640
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	500	697,006
OI European Group BV 6.75%, 9/15/20(b)		1,000	1,435,672
Ply Gem Industries, Inc. 8.25%, 2/15/18	U.S.$	1,400	1,524,250
Polymer Group, Inc. 7.75%, 2/01/19		3,500	3,815,000
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18		1,900	2,082,875
Rexam PLC 6.75%, 6/29/67(b)	EUR	2,020	2,691,901
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.875%, 8/15/19	U.S.$	2,080	2,293,200
8.50%, 5/15/18(c)		1,800	1,892,250
9.00%, 4/15/19		1,153	1,219,297
9.875%, 8/15/19		1,762	1,931,592
RSI Home Products, Inc. 6.875%, 3/01/18(b)		1,239	1,257,585
Sealed Air Corp. 6.50%, 12/01/20(b)		557	609,915
6.875%, 7/15/33(b)		1,201	1,140,950
8.125%, 9/15/19(b)		1,159	1,311,119
8.375%, 9/15/21(b)		713	816,385
Sequa Corp. 7.00%, 12/15/17(b)		858	868,725
Silver II Borrower/Silver II US Holdings LLC 7.75%, 12/15/20(b)		3,159	3,364,335
SRA International, Inc. 11.00%, 10/01/19		1,200	1,260,000

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20(b)	U.S.$	999	$1,126,372
Terex Corp. 6.00%, 5/15/21		716	753,590
Textron Financial Corp. 6.00%, 2/15/67(b)		575	520,375
TransDigm, Inc. 7.75%, 12/15/18		2,600	2,853,500
United Rentals North America, Inc. 8.25%, 2/01/21		650	736,125
8.375%, 9/15/20		2,587	2,884,505
10.25%, 11/15/19		2,400	2,790,000
USG Corp. 6.30%, 11/15/16		650	689,000
Wienerberger AG 6.50%, 2/09/17	EUR	1,100	1,247,599

			87,869,016

Communications - Media – 5.4%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	2,955	3,198,787
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(b)	GBP	1,550	2,437,578
CCO Holdings LLC/CCO Holdings Capital Corp. 6.50%, 4/30/21	U.S.$	585	618,638
7.00%, 1/15/19		500	538,750
7.25%, 10/30/17		600	647,250
7.375%, 6/01/20		720	798,300
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(b)		1,851	1,920,412
8.625%, 11/15/17(b)		1,345	1,437,469
Clear Channel Communications, Inc. 7.25%, 10/15/27		391	211,140
9.00%, 12/15/19(b)		777	746,891
9.00%, 3/01/21		1,166	1,088,752
10.75%, 8/01/16		990	764,775
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22(b)		2,115	2,224,388
Series A 7.625%, 3/15/20		300	310,125
Series B 7.625%, 3/15/20		1,600	1,670,000
Crown Media Holdings, Inc. 10.50%, 7/15/19		1,506	1,698,015
CSC Holdings LLC 7.625%, 7/15/18		598	693,680

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cumulus Media Holdings, Inc. 7.75%, 5/01/19	U.S.$	925	$950,437
Dex One Corp. 12.00%, 1/29/17(e)(f)		1,111	477,730
DigitalGlobe, Inc. 5.25%, 2/01/21(b)		362	359,738
Griffey Intermediate, Inc./Griffey Finance Sub LLC 7.00%, 10/15/20(b)		1,613	1,645,260
Hughes Satellite Systems Corp. 7.625%, 6/15/21		2,323	2,656,931
Intelsat Jackson Holdings SA 6.625%, 12/15/22(b)		645	682,894
Intelsat Luxembourg SA 7.75%, 6/01/21(b)		1,050	1,068,375
8.125%, 6/01/23(b)		475	482,719
11.25%, 2/04/17		1,200	1,278,000
11.50%, 2/04/17(b)		900	955,800
11.50%, 2/04/17		900	955,800
LIN Television Corp. 6.375%, 1/15/21(b)		640	681,600
8.375%, 4/15/18		750	816,563
Local TV Finance LLC 9.25%, 6/15/15(b)		1,286	1,295,897
Lynx II Corp. 6.375%, 4/15/23(b)		485	508,038
7.00%, 4/15/23(b)	GBP	439	684,548
McClatchy Co. (The) 9.00%, 12/15/22(b)	U.S.$	1,098	1,189,957
New York Times Co. (The) 6.625%, 12/15/16		1,300	1,428,375
Nexstar Broadcasting, Inc. 6.875%, 11/15/20(b)		663	699,465
Norcell 1B AB 12.40%, 12/01/19(b)(e)	EUR	2,132	2,746,569
Numericable Finance & Co., SCA 12.375%, 2/15/19(b)		950	1,443,043
Quebecor Media, Inc. 7.75%, 3/15/16	U.S.$	1,167	1,188,881
RR Donnelley & Sons Co. 7.25%, 5/15/18		1,998	2,100,397
Sinclair Television Group, Inc. 6.125%, 10/01/22(b)		1,866	1,954,635
8.375%, 10/15/18		660	735,900
9.25%, 11/01/17(b)		1,485	1,609,369
Sirius XM Radio, Inc. 8.75%, 4/01/15(b)		2,000	2,225,000
Technicolor SA 5.75%, 9/25/15(g)(h)	EUR	975	250

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)	EUR	2,200	$2,939,923
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)	U.S.$	972	1,061,910
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(b)		487	532,656
7.50%, 3/15/19(b)	EUR	537	748,061
Univision Communications, Inc. 6.75%, 9/15/22(b)	U.S.$	2,959	3,195,720
6.875%, 5/15/19(b)		800	855,000
8.50%, 5/15/21(b)		1,815	1,960,200
UPC Holding BV 8.375%, 8/15/20(b)	EUR	1,000	1,403,113
UPCB Finance III Ltd. 6.625%, 7/01/20(b)	U.S.$	1,105	1,187,875
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		480	530,400
UPCB Finance VI Ltd. 6.875%, 1/15/22(b)		620	674,250
Valassis Communications, Inc. 6.625%, 2/01/21		600	640,500
Virgin Media Finance PLC 8.375%, 10/15/19		2,300	2,570,250
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		775	854,437

			72,981,416

Communications - Telecommunications – 3.7%
Cincinnati Bell, Inc. 8.25%, 10/15/17		1,250	1,325,000
8.375%, 10/15/20		223	231,920
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(b)		1,220	1,316,075
Cricket Communications, Inc. 7.75%, 10/15/20		1,500	1,496,250
Crown Castle International Corp. 7.125%, 11/01/19		1,500	1,638,750
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18	CAD	1,175	1,098,718
Digicel Ltd. 6.00%, 4/15/21(b)	U.S.$	750	746,250
eAccess Ltd. 8.25%, 4/01/18(b)		1,626	1,804,860

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(g)(h)(i)	U.S.$	1,512	$	– 0	–
Frontier Communications Corp. 7.625%, 4/15/24		450		450,000
9.00%, 8/15/31		1,000		1,032,500
Level 3 Communications, Inc. 8.875%, 6/01/19(b)		781		853,242
Level 3 Financing, Inc. 7.00%, 6/01/20(b)		1,930		2,021,675
8.625%, 7/15/20		923		1,029,145
MetroPCS Wireless, Inc. 6.625%, 11/15/20		1,350		1,410,750
6.625%, 4/01/23(b)		813		829,260
7.875%, 9/01/18		1,300		1,420,250
Mobile Challenger Intermediate Group SA 8.75%, 3/15/19(b)(e)	CHF	450		479,959
8.75%, 3/15/19(b)(e)	EUR	400		516,586
MTS International Funding Ltd. 8.625%, 6/22/20(b)	U.S.$	2,495		3,168,650
PAETEC Holding Corp. 9.875%, 12/01/18		1,480		1,698,300
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	2,000		2,705,493
SBA Telecommunications, Inc. 5.75%, 7/15/20(b)	U.S.$	626		651,040
Sprint Capital Corp. 6.875%, 11/15/28		1,500		1,533,750
8.75%, 3/15/32		130		155,025
Sprint Nextel Corp. 6.00%, 11/15/22		1,350		1,387,125
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	1,400		1,934,568
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	2,376		2,589,840
VimpelCom Holdings BV 9.00%, 2/13/18(b)	RUB	80,000		2,665,889
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(b)	U.S.$	1,084		1,132,780
Wind Acquisition Finance SA 11.75%, 7/15/17(b)		4,515		4,785,900
Windstream Corp.
6.375%, 8/01/23(b)		840		833,700
7.50%, 4/01/23		675		715,500
7.75%, 10/01/21		1,715		1,869,350
8.125%, 8/01/13		1,558		1,589,160
8.125%, 9/01/18(a)		610		667,950

				49,785,210

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 1.9%
Accuride Corp. 9.50%, 8/01/18	U.S.$	1,386	$1,417,185
Affinia Group, Inc. 9.00%, 11/30/14		2,195	2,200,509
Allison Transmission, Inc. 7.125%, 5/15/19(b)		2,039	2,194,474
American Axle & Manufacturing, Inc. 6.25%, 3/15/21		1,299	1,331,475
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		1,084	1,100,260
Cooper Tire & Rubber Co. 8.00%, 12/15/19		1,250	1,440,625
Dana Holding Corp.
6.50%, 2/15/19		300	321,750
6.75%, 2/15/21		326	356,970
Delphi Corp.
5.875%, 5/15/19		559	603,720
6.125%, 5/15/21		419	460,900
Exide Technologies 8.625%, 2/01/18		1,346	1,155,878
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(b)	EUR	925	1,259,107
Goodyear Tire & Rubber Co. (The)
6.50%, 3/01/21	U.S.$	475	489,844
7.00%, 5/15/22-3/15/28		984	1,019,390
8.75%, 8/15/20		343	392,735
Meritor, Inc.
7.875%, 3/01/26(b)		850	862,219
8.125%, 9/15/15		640	676,800
10.625%, 3/15/18		412	444,445
Navistar International Corp. 8.25%, 11/01/21		2,403	2,448,056
Schaeffler Finance BV 8.50%, 2/15/19(b)		1,425	1,620,937
Tenneco, Inc.
6.875%, 12/15/20		2,335	2,565,581
7.75%, 8/15/18		410	451,000
Titan International, Inc. 7.875%, 10/01/17(b)		594	639,293
UCI International, Inc. 8.625%, 2/15/19		1,002	1,037,070

			26,490,223

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 9.75%, 12/01/20		1,143	1,318,736
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		2,000	2,260,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Greektown Holdings LLC 10.75%, 12/01/13(g)(i)(j)	U.S.$	915	$	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		931		623,770
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		1,727		1,873,795
Pinnacle Entertainment, Inc.
8.625%, 8/01/17		895		949,819
8.75%, 5/15/20		271		297,761
Regal Entertainment Group
5.75%, 2/01/25		560		550,200
9.125%, 8/15/18		2,470		2,772,575

				10,646,656

Consumer Cyclical - Other – 3.5%
Broder Bros Co. 12.00%, 10/15/13(b)(e)		465		463,145
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/18		700		476,875
11.25%, 6/01/17		435		462,731
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		1,028		981,740
Choice Hotels International, Inc. 5.75%, 7/01/22		154		170,940
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		2,956		3,174,005
Felcor Lodging LP 5.625%, 3/01/23(b)		1,802		1,835,787
GWR Operating Partnership LLP 10.875%, 4/01/17		1,600		1,808,000
Isle of Capri Casinos, Inc.
7.75%, 3/15/19		1,335		1,451,813
8.875%, 6/15/20		1,128		1,226,700
KB Home
7.50%, 9/15/22		23		25,818
9.10%, 9/15/17		1,250		1,468,750
Lennar Corp. Series B 6.50%, 4/15/16		2,600		2,876,250
Levi Strauss & Co. 6.875%, 5/01/22(b)		251		274,845
M/I Homes, Inc. 8.625%, 11/15/18		2,360		2,619,600
Marina District Finance Co., Inc.
9.50%, 10/15/15		810		834,300
9.875%, 8/15/18		1,980		2,039,400
Mattamy Group Corp. 6.50%, 11/15/20(b)		700		698,250

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 6.625%, 7/15/15	U.S.$	1,480	$1,605,800
7.625%, 1/15/17		1,200	1,332,000
NCL Corp., Ltd. 9.50%, 11/15/18		1,562	1,765,060
Penn National Gaming, Inc. 8.75%, 8/15/19		1,367	1,544,710
PulteGroup, Inc. 7.875%, 6/15/32		1,400	1,547,000
PVH Corp. 7.375%, 5/15/20		950	1,059,250
Royal Caribbean Cruises Ltd. 6.875%, 12/01/13		1,000	1,032,500
7.00%, 6/15/13		1,000	1,010,000
7.25%, 6/15/16		500	565,625
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,800	1,962,000
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(a)		1,619	1,817,327
Standard Pacific Corp. 8.375%, 5/15/18		500	588,750
10.75%, 9/15/16		1,696	2,103,040
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(b)		852	909,510
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(b)		1,170	1,254,825
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(g)(h)(i)		750	– 0	–
Wolverine World Wide, Inc. 6.125%, 10/15/20(b)		501	531,686
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		3,100	3,475,875

			46,993,907

Consumer Cyclical - Restaurants – 0.3%
Burger King Corp. 9.875%, 10/15/18		1,360	1,562,300
CKE Restaurants, Inc. 11.375%, 7/15/18		1,854	2,150,640

			3,712,940

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.7%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	901	$1,009,120
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		1,260	1,398,600
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00%, 2/15/18(b)(e)		280	284,200
Gymboree Corp. 9.125%, 12/01/18		2,650	2,494,312
J Crew Group, Inc. 8.125%, 3/01/19		1,704	1,831,800
JC Penney Corp., Inc. 6.375%, 10/15/36		1,250	937,500
7.40%, 4/01/37		600	478,500
Limited Brands, Inc. 5.625%, 2/15/22		417	442,020
6.90%, 7/15/17		893	1,025,834
7.60%, 7/15/37		1,000	1,076,250
Michaels Stores, Inc. 7.75%, 11/01/18		1,300	1,420,250
11.375%, 11/01/16		718	751,215
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	1,750	2,745,456
Rite Aid Corp. 8.00%, 8/15/20	U.S.$	1,325	1,497,250
9.50%, 6/15/17		860	901,925
10.25%, 10/15/19		348	401,070
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		1,779	1,856,831
Toys R US, Inc. 7.375%, 10/15/18		2,225	1,963,562
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(e)		310	319,688

			22,835,383

Consumer Non-Cyclical – 7.6%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		1,670	1,849,525
Alere, Inc. 7.25%, 7/01/18(b)		765	812,813
8.625%, 10/01/18		2,405	2,555,312
Bausch & Lomb, Inc. 9.875%, 11/01/15		1,683	1,741,905
Biomet, Inc. 6.50%, 8/01/20-10/01/20(b)		2,149	2,239,220
Boparan Finance PLC 9.875%, 4/30/18(b)	GBP	1,500	2,552,676

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	1,850	$2,657,772
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	1,200	1,868,923
9.75%, 8/01/17(b)		1,700	2,647,642
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18(b)	U.S.$	1,640	1,662,550
9.50%, 4/15/15		1,192	1,185,620
Cerba European Lab 7.00%, 2/01/20(b)	EUR	1,979	2,574,833
Chiquita Brands International, Inc./Chiquita Brands LLC 7.875%, 2/01/21(b)	U.S.$	222	232,823
CHS/Community Health Systems, Inc. 7.125%, 7/15/20		933	1,012,305
8.00%, 11/15/19		296	327,820
Constellation Brands, Inc. 6.00%, 5/01/22		824	900,220
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		1,504	1,673,200
Cosan Luxembourg SA 9.50%, 3/14/18(b)	BRL	2,042	1,038,456
Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	275	300,438
8.375%, 11/15/17		600	642,750
Del Monte Corp. 7.625%, 2/15/19		635	658,813
Dole Food Co., Inc. 8.00%, 10/01/16(b)		1,695	1,762,800
Elizabeth Arden, Inc. 7.375%, 3/15/21		1,325	1,472,406
Emergency Medical Services Corp. 8.125%, 6/01/19		2,466	2,706,435
Endo Health Solutions, Inc. 7.00%, 7/15/19		470	502,313
7.25%, 1/15/22		635	682,625
FAGE Dairy Industry SA/FAGE USA Dairy Industry, Inc. 9.875%, 2/01/20(b)		724	794,590
Grifols, Inc. 8.25%, 2/01/18		1,795	1,974,500
HCA Holdings, Inc. 7.75%, 5/15/21		2,000	2,228,750
HCA, Inc. 6.50%, 2/15/16		290	317,550
Hologic, Inc. 6.25%, 8/01/20		241	256,364
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		3,672	3,860,190

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jaguar Holding Co. I 9.375%, 10/15/17(b)(e)	U.S.$	1,207	$1,296,016
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(b)		1,699	1,949,602
Jarden Corp. 7.50%, 1/15/20		1,800	1,959,750
JBS Finance II Ltd. 8.25%, 1/29/18(a)(b)		2,400	2,628,000
JBS USA LLC/JBS USA Finance, Inc. 8.25%, 2/01/20(b)		1,122	1,225,785
Kindred Healthcare, Inc. 8.25%, 6/01/19(a)		840	833,700
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		1,500	1,623,750
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(b)		1,353	1,444,327
Minerva Luxembourg SA 7.75%, 1/31/23(a)(b)		2,400	2,574,000
New Albertsons, Inc. 7.45%, 8/01/29(a)		4,005	3,209,006
Party City Holdings, Inc. 8.875%, 8/01/20(b)		2,023	2,220,242
Picard Bondco SA 9.00%, 10/01/18(b)	EUR	1,500	2,091,402
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	1,445	1,562,406
Post Holdings, Inc. 7.375%, 2/15/22		1,400	1,531,250
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	1,000	1,565,033
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(b)	U.S.$	736	804,080
Serta Simmons Holdings LLC 8.125%, 10/01/20(b)		1,499	1,555,212
Sky Growth Acquisition Corp. 7.375%, 10/15/20(b)		1,607	1,695,385
Smithfield Foods, Inc. 7.75%, 7/01/17		2,000	2,317,500
Spectrum Brands Escrow Corp. 6.375%, 11/15/20(b)		338	362,928
6.625%, 11/15/22(b)		560	607,600
Spectrum Brands, Inc. 6.75%, 3/15/20		1,150	1,240,563
Stater Bros Holdings, Inc. 7.375%, 11/15/18		700	748,125
STHI Holding Corp. 8.00%, 3/15/18(b)		425	464,313

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sun Products Corp. (The) 7.75%, 3/15/21(b)	U.S.$	1,502	$1,513,265
Tenet Healthcare Corp. 6.25%, 11/01/18		881	977,910
6.875%, 11/15/31		375	343,125
United Surgical Partners International, Inc. 9.00%, 4/01/20		1,119	1,267,267
US Oncology, Inc. 9.125%, 8/15/17		1,200	24,000
Valeant Pharmaceuticals International 7.00%, 10/01/20(b)		3,000	3,232,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		656	701,920
8.00%, 2/01/18		2,555	2,717,881
Visant Corp. 10.00%, 10/01/17		1,385	1,263,813
Voyage Care Bondco PLC 6.50%, 8/01/18(b)	GBP	1,200	1,855,248
Voyager Learning Exchange 8.375%, 12/01/14(g)(i)(j)	U.S.$	1,550	– 0	–
VPI Escrow Corp. 6.375%, 10/15/20(b)		1,325	1,396,219
VWR Funding, Inc. 7.25%, 9/15/17(b)		949	998,823
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		1,356	1,449,225

			102,945,310

Energy – 5.5%
Antero Resources Finance Corp. 7.25%, 8/01/19		312	338,130
9.375%, 12/01/17		2,363	2,563,855
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(h)		1,000	70,000
Atwood Oceanics, Inc. 6.50%, 2/01/20		540	587,250
Basic Energy Services, Inc. 7.75%, 2/15/19		1,200	1,227,000
Berry Petroleum Co. 6.375%, 9/15/22		1,863	1,979,437
Bill Barrett Corp. 7.625%, 10/01/19		834	886,125
Bluewater Holding BV 3.303%, 7/17/14(b)(d)		2,300	2,236,750
Bristow Group, Inc. 6.25%, 10/15/22		729	787,320

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chaparral Energy, Inc. 7.625%, 11/15/22	U.S.$	2,278	$2,488,715
CHC Helicopter SA 9.25%, 10/15/20		2,703	2,873,627
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		1,000	1,050,000
9.50%, 5/15/16		800	840,000
Cimarex Energy Co. 5.875%, 5/01/22		1,793	1,922,992
Continental Resources, Inc./OK 7.125%, 4/01/21		724	819,930
Denbury Resources, Inc. 6.375%, 8/15/21		624	680,160
8.25%, 2/15/20		521	583,520
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		1,100	1,179,750
9.25%, 12/15/17		2,000	2,260,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		1,505	1,738,275
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		971	1,063,245
ERA Group, Inc. 7.75%, 12/15/22(b)		950	978,500
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		840	890,400
Forest Oil Corp. 7.25%, 6/15/19		2,535	2,535,000
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		1,156	1,187,790
Hercules Offshore, Inc. 10.50%, 10/15/17(b)		625	678,125
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		1,570	1,624,950
Key Energy Services, Inc. 6.75%, 3/01/21		2,466	2,570,805
Laredo Petroleum, Inc. 7.375%, 5/01/22		1,099	1,203,405
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 4/15/20		1,600	1,764,000
Milestone Aviation Group Ltd. 8.625%, 12/15/17(b)		831	853,853
Northern Oil and Gas, Inc. 8.00%, 6/01/20		999	1,041,457
Offshore Group Investment Ltd. 7.50%, 11/01/19(b)		2,176	2,306,560
11.50%, 8/01/15		1,374	1,497,660
Oil States International, Inc. 6.50%, 6/01/19		1,374	1,470,180

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PDC Energy, Inc. 7.75%, 10/15/22(b)	U.S.$	1,032	$1,093,920
Perpetual Energy, Inc. 8.75%, 3/15/18(b)	CAD	1,800	1,692,179
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)	U.S.$	1,429	1,564,755
PHI, Inc. 8.625%, 10/15/18		1,250	1,359,375
Pioneer Energy Services Corp. 9.875%, 3/15/18		1,397	1,529,715
Plains Exploration & Production Co. 6.50%, 11/15/20		1,335	1,475,175
6.75%, 2/01/22		1,845	2,054,869
Precision Drilling Corp. 6.50%, 12/15/21		738	787,815
Quicksilver Resources, Inc. 7.125%, 4/01/16		900	760,500
Resolute Energy Corp. 8.50%, 5/01/20(b)		1,246	1,283,380
SandRidge Energy, Inc. 7.50%, 3/15/21-2/15/23		1,102	1,144,143
8.125%, 10/15/22		1,275	1,361,062
8.75%, 1/15/20		1,850	1,993,375
Seitel, Inc. 9.50%, 4/15/19(b)		905	908,394
SESI LLC 6.375%, 5/01/19		358	384,850
7.125%, 12/15/21		1,260	1,409,625
Tervita Corp. 8.00%, 11/15/18(b)		2,137	2,209,124
9.75%, 11/01/19(b)		1,039	1,018,220
Tesoro Corp. 9.75%, 6/01/19		480	541,200
W&T Offshore, Inc. 8.50%, 6/15/19(a)		1,500	1,631,250

			74,981,692

Other Industrial – 2.0%
A123 Systems, Inc. 3.75%, 4/15/16(h)		955	661,338
Abitibibowater, Inc. 6.00%, 6/20/13(g)(i)		5	– 0	–
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(b)		1,012	1,085,370
Briggs & Stratton Corp. 6.875%, 12/15/20		398	445,760
Brightstar Corp. 9.50%, 12/01/16(b)		1,833	1,961,310

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Exova PLC 10.50%, 10/15/18(b)	GBP	1,044	$1,725,108
Interline Brands, Inc./NJ 7.50%, 11/15/18	U.S.$	1,753	1,902,005
Laureate Education, Inc. 9.25%, 9/01/19(b)		3,633	4,037,171
Liberty Tire Recycling 11.00%, 10/01/16(b)		2,800	2,772,000
Mueller Water Products, Inc. 7.375%, 6/01/17		1,181	1,214,954
8.75%, 9/01/20		489	556,124
NANA Development Corp. 9.50%, 3/15/19(b)		835	845,437
Neenah Foundry Co. 15.00%, 7/29/15(g)		347	340,338
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		2,000	1,540,000
13.00%, 3/15/18(b)(e)		557	618,195
Pipe Holdings PLC 9.50%, 11/01/15(b)	GBP	1,216	1,944,653
Rexel SA 5.125%, 6/15/20(b)	EUR	564	732,000
5.25%, 6/15/20(b)	U.S.$	1,108	1,121,850
6.125%, 12/15/19(b)		845	889,362
Wendel SA 4.375%, 8/09/17	EUR	1,100	1,445,286
Zachry Holdings, Inc. 7.50%, 2/01/20(b)	U.S.$	1,250	1,315,625

			27,153,886

Services – 2.0%
Carlson Wagonlit BV 6.875%, 6/15/19(b)		1,026	1,069,605
Cerved Technologies SpA 6.375%, 1/15/20(b)	EUR	272	343,503
8.00%, 1/15/21(b)		305	377,359
Goodman Networks, Inc. 13.125%, 7/01/18(b)	U.S.$	1,200	1,332,000
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		394	423,550
8.125%, 5/15/18(b)		225	244,688
Lottomatica Group SpA 8.25%, 3/31/66(b)	EUR	3,304	4,423,700
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	1,175	1,307,187
Monitronics International, Inc. 9.125%, 4/01/20		850	898,875
Sabre Holdings Corp. 8.35%, 3/15/16(c)		906	996,600

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sabre, Inc. 8.50%, 5/15/19(b)	U.S.$	2,570	$2,788,450
Service Corp. International/US
6.75%, 4/01/16(d)		1,485	1,663,200
7.50%, 4/01/27		1,500	1,665,000
ServiceMaster Co./TN 7.00%, 8/15/20(b)		2,176	2,252,160
8.00%, 2/15/20		849	910,553
Travelport LLC 4.835%, 9/01/14(d)	EUR	91	107,316
4.912%, 9/01/14(d)	U.S.$	101	95,950
9.875%, 9/01/14		793	796,965
10.875%, 9/01/16	EUR	922	898,218
11.875%, 9/01/16	U.S.$	1,051	893,350
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16		620	622,325
West Corp. 7.875%, 1/15/19		1,400	1,491,000
8.625%, 10/01/18		161	174,685
11.00%, 10/15/16(a)		1,100	1,146,750

			26,922,989

Technology – 4.4%
Advanced Micro Devices, Inc. 8.125%, 12/15/17		1,345	1,358,450
Aspect Software, Inc. 10.625%, 5/15/17		2,126	2,126,000
Avaya, Inc. 7.00%, 4/01/19(b)		294	287,385
10.50%, 3/01/21(b)		3,715	3,538,537
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		1,750	1,951,250
8.50%, 4/01/19		2,357	2,631,001
12.535%, 10/12/17		396	425,205
Ceridian Corp. 8.875%, 7/15/19(b)		1,321	1,537,314
11.00%, 3/15/21(b)		2,400	2,574,000
11.25%, 11/15/15		1,521	1,570,432
CommScope, Inc. 8.25%, 1/15/19(b)		3,300	3,580,500
CoreLogic, Inc./United States 7.25%, 6/01/21		260	287,300
CPI International, Inc. 8.00%, 2/15/18		1,768	1,843,140
DCP LLC/DCP Corp. 10.75%, 8/15/15(b)		1,705	1,798,775
Epicor Software Corp. 8.625%, 5/01/19		2,316	2,507,070

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 6.75%, 11/01/20(b)	U.S.$	421	$439,945
7.375%, 6/15/19(b)		2,145	2,284,425
8.25%, 1/15/21(b)		250	260,000
11.25%, 3/31/16		2,120	2,130,600
Freescale Semiconductor, Inc. 8.875%, 12/15/14		747	750,735
9.25%, 4/15/18(b)		737	808,858
10.125%, 12/15/16		610	628,300
GXS Worldwide, Inc. 9.75%, 6/15/15		1,264	1,311,400
Infor US, Inc. 9.375%, 4/01/19		2,190	2,482,912
10.00%, 4/01/19	EUR	793	1,138,488
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	2,300	2,616,250
Iron Mountain, Inc. 8.375%, 8/15/21		2,000	2,197,500
MMI International Ltd. 8.00%, 3/01/17(b)		1,131	1,159,275
NXP BV/NXP Funding LLC 3.054%, 10/15/13(d)		80	79,800
5.75%, 2/15/21-3/15/23(b)		1,592	1,635,530
Sanmina Corp. 7.00%, 5/15/19(a)(b)		700	731,500
Seagate HDD Cayman 6.875%, 5/01/20		1,193	1,282,475
7.00%, 11/01/21		655	710,675
Sensata Technologies BV 6.50%, 5/15/19(b)		2,000	2,160,000
Serena Software, Inc. 10.375%, 3/15/16		377	382,655
Sitel LLC/Sitel Finance Corp. 11.00%, 8/01/17(b)		1,000	1,057,500
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(b)		490	546,350
SunGard Data Systems, Inc. 6.625%, 11/01/19(b)		407	420,228
7.625%, 11/15/20		1,600	1,734,000
Syniverse Holdings, Inc. 9.125%, 1/15/19		813	892,268
Viasystems, Inc. 7.875%, 5/01/19(b)		1,044	1,090,980

			58,949,008

Transportation - Airlines – 0.5%
Air Canada 12.00%, 2/01/16(b)		1,300	1,421,875
Northwest Airlines 2000-1 Class G Pass Through Trust Series 00-1 7.15%, 10/01/19(d)		750	808,078

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TAM Capital 3, Inc. 8.375%, 6/03/21(b)	U.S.$	2,505	$2,786,812
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		1,549	1,680,512

			6,697,277

Transportation - Services – 1.0%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,432	1,578,476
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23(b)		745	743,137
8.25%, 1/15/19		625	692,969
Avis Budget Finance PLC 6.00%, 3/01/21(b)	EUR	530	693,104
EC Finance PLC 9.75%, 8/01/17(b)		1,363	1,895,670
Hapag-Lloyd AG 9.75%, 10/15/17(a)(b)	U.S.$	1,250	1,315,625
HDTFS, Inc. 6.25%, 10/15/22		475	515,375
Hertz Corp. (The) 5.875%, 10/15/20		1,055	1,113,025
6.75%, 4/15/19		2,187	2,386,564
Oshkosh Corp. 8.50%, 3/01/20		341	381,920
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		1,200	936,000
Swift Services Holdings, Inc. 10.00%, 11/15/18		1,627	1,862,915

			14,114,780

			700,151,854

Financial Institutions – 5.3%
Banking – 2.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	2,295	2,603,533
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.50%, 9/26/19(b)	U.S.$	1,216	1,286,305
Ally Financial, Inc. 6.75%, 12/01/14		1	1,019
8.00%, 11/01/31		1,479	1,863,540
Series 8 6.75%, 12/01/14		2,590	2,777,775
Barclays Bank PLC 7.70%, 4/25/18(b)		974	1,039,268

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA International Preferred SAU 4.952%, 9/20/16	EUR	1,650	$1,552,449
Series F 9.10%, 10/21/14	GBP	550	833,190
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	2,252	2,336,450
HT1 Funding GmbH 6.352%, 6/30/17	EUR	1,550	1,776,458
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	4,650	4,959,127
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,623,750
Regions Financing Trust II 6.625%, 5/15/47		700	700,875
Royal Bank of Scotland Group PLC Series U 7.64%, 9/29/17		50	44,500
SNS Bank NV 11.25%, 12/31/99(g)(i)(j)	EUR	620	1
Societe Generale SA 6.999%, 12/19/17		1,250	1,574,272
UBS AG/Jersey 4.28%, 4/15/15		2,000	2,538,063
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,964,057

			29,474,632

Brokerage – 0.4%
E*Trade Financial Corp. 6.375%, 11/15/19	U.S.$	1,744	1,844,280
6.75%, 6/01/16		1,778	1,915,795
GFI Group, Inc. 9.625%, 7/19/18		1,300	1,225,250
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(j)		1,690	460,525

			5,445,850

Finance – 0.7%
Air Lease Corp. 6.125%, 4/01/17(a)		861	932,032
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp. 8.375%, 2/15/18(b)		996	1,053,270
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		2,000	1,885,000
iStar Financial, Inc. Series B 5.70%, 3/01/14		1,675	1,727,344
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(b)		759	787,463

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Capital LLC 9.625%, 5/15/15(h)	U.S.$	1,400	$1,526,000
Speedy Group Holdings Corp. 12.00%, 11/15/17(b)		1,760	1,834,800

			9,745,909

Insurance – 0.9%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(b)		1,047	1,075,793
CNO Financial Group, Inc. 6.375%, 10/01/20(b)		200	212,750
Genworth Financial, Inc. 6.15%, 11/15/66		2,500	2,287,500
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		631	748,524
Hub International Ltd. 8.125%, 10/15/18(b)		700	736,750
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		1,250	1,456,250
Onex USI Aquisition Corp. 7.75%, 1/15/21(b)		2,421	2,427,052
XL Group PLC Series E 6.50%, 4/15/17		4,000	3,910,000

			12,854,619

Other Finance – 1.1%
Aviation Capital Group Corp. 6.75%, 4/06/21(b)		650	722,834
7.125%, 10/15/20(b)		2,489	2,809,175
CNG Holdings, Inc./OH 9.375%, 5/15/20(b)		2,615	2,565,969
Harbinger Group, Inc. 7.875%, 7/15/19(b)		1,000	1,055,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		2,865	3,065,550
iPayment Holdings, Inc. 15.00%, 11/15/18(e)		1,278	961,437
iPayment, Inc. 10.25%, 5/15/18		2,177	2,013,725
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(b)		1,166	1,256,365

			14,450,055

			71,971,065

Utility – 2.6%
Electric – 1.7%
AES Corp./VA 7.375%, 7/01/21		700	812,000
8.00%, 10/15/17		868	1,020,985

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Calpine Corp. 7.875%, 7/31/20-1/15/23(b)	U.S.$	1,688	$1,858,485
EDP Finance BV 4.90%, 10/01/19(b)		148	148,740
5.875%, 2/01/16(b)	EUR	731	998,258
6.00%, 2/02/18(b)	U.S.$	2,055	2,162,887
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,020	1,156,425
10.00%, 12/01/20(b)		798	897,750
11.25%, 12/01/18(b)		1,363	1,318,703
GenOn Americas Generation LLC 8.50%, 10/01/21(a)		1,270	1,489,075
GenOn Energy, Inc. 7.875%, 6/15/17		1,080	1,204,200
9.50%, 10/15/18		1,450	1,707,375
9.875%, 10/15/20		1,200	1,374,000
NRG Energy, Inc. 6.625%, 3/15/23(b)		1,620	1,717,200
7.875%, 5/15/21		797	886,663
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	2,555,312
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(b)	EUR	234	320,200
Techem GmbH 6.125%, 10/01/19(b)		520	713,221
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)	U.S.$	626	467,935
Series A 10.25%, 11/01/15(c)		1,570	153,075

			22,962,489

Natural Gas – 0.9%
El Paso LLC Series G 7.75%, 1/15/32		1,524	1,705,595
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(b)		233	254,553
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(b)		1,317	1,399,312
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		1,784	1,926,720
Sabine Pass LNG LP 6.50%, 11/01/20(b)		757	796,743
7.50%, 11/30/16		2,150	2,375,750

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21	U.S.$	2,047	$2,256,817
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		960	1,051,200

			11,766,690

			34,729,179

Total Corporates – Non-Investment Grades (cost $756,081,970)			806,852,098

GOVERNMENTS – TREASURIES – 7.6%
Brazil – 1.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	9,340	4,712,426
Brazilian Government International Bond 8.50%, 1/05/24		7,000	3,689,224
12.50%, 1/05/22		18,632	12,401,356

			20,803,006

Colombia – 0.1%
Republic of Colombia 9.85%, 6/28/27	COP	756,000	637,351

Indonesia – 0.4%
Indonesia – Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	47,971,000	5,905,357

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21	EUR	1,087	1,186,632

Russia – 0.2%
Russian Federal Bond – OFZ Series 6204 7.50%, 3/15/18	RUB	93,062	3,152,463

South Africa – 0.6%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	10,750	1,268,915
Series R207 7.25%, 1/15/20		60,872	6,915,151
Series R208 6.75%, 3/31/21		490	54,002

			8,238,068

Turkey – 1.0%
Turkey Government Bond 9.00%, 1/27/16	TRY	15,364	9,056,267
Series 5YR 9.00%, 3/08/17		6,517	3,917,116

			12,973,383

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States – 3.6%
U.S. Treasury Bonds 2.75%, 8/15/42(k)	U.S.$	4,336	$4,022,993
3.125%, 2/15/42(k)		25,067	25,192,335
3.875%, 8/15/40(k)		3,700	4,279,860
4.75%, 2/15/37		2,350	3,093,554
5.375%, 2/15/31		2,252	3,132,744
5.50%, 8/15/28		2,276	3,155,105
6.125%, 8/15/29		2,125	3,150,312
6.625%, 2/15/27(k)		2,092	3,162,188

			49,189,091

Total Governments – Treasuries (cost $99,670,569)			102,085,351

CORPORATES – INVESTMENT GRADES – 7.5%
Financial Institutions – 4.7%
Banking – 1.7%
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(b)		656	593,680
Banco Santander Chile 6.50%, 9/22/20(b)	CLP	1,488,500	3,154,876
Barclays Bank PLC 7.625%, 11/21/22	U.S.$	3,762	3,710,272
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(b)		2,750	2,957,014
Danske Bank A/S 5.914%, 6/16/14(b)		1,150	1,144,250
Morgan Stanley 10.09%, 5/03/17(b)	BRL	5,760	3,049,957
PNC Financial Services Group, Inc. 6.75%, 8/01/21	U.S.$	1,558	1,781,942
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		893	1,028,111
Series 1 3.858%, 10/27/14(d)	AUD	1,500	1,522,463
UBS AG/Stamford CT 7.625%, 8/17/22(a)	U.S.$	1,496	1,671,722
Wells Fargo & Co. Series K 7.98%, 3/15/18		2,000	2,307,500

			22,921,787

Finance – 0.5%
General Electric Capital Corp. Series A 7.125%, 6/15/22		1,200	1,395,678
HSBC Finance Capital Trust IX 5.911%, 11/30/35		1,905	1,919,287

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. 5.50%, 1/25/23	U.S.$	1,118	$1,109,615
7.25%, 1/25/22		2,082	2,326,635
8.00%, 3/25/20		233	270,280

			7,021,495

Insurance – 1.8%
American International Group, Inc. 6.82%, 11/15/37		1,425	1,842,947
AON Corp. 8.205%, 1/01/27		690	900,629
Aviva PLC 4.729%, 11/28/14	EUR	3,000	3,688,844
Genworth Financial, Inc. 7.625%, 9/24/21	U.S.$	1,216	1,464,629
7.70%, 6/15/20		338	400,228
Lincoln National Corp. 8.75%, 7/01/19		604	818,663
MetLife, Inc. 10.75%, 8/01/39		2,350	3,648,375
Pacific Life Insurance Co. 9.25%, 6/15/39(b)		475	691,744
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)		1,155	1,212,750
Swiss Re Capital I LP 6.854%, 5/25/16(b)		2,809	2,973,327
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16	EUR	750	966,194
Transatlantic Holdings, Inc. 8.00%, 11/30/39	U.S.$	1,261	1,753,152
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	990	1,034,738
Series 3 6.75%, 9/23/24		1,000	1,052,092
ZFS Finance USA Trust V 6.50%, 5/09/37(b)	U.S.$	1,240	1,326,800

			23,775,112

Other Finance – 0.2%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)(g)		2,494	3,052,336

REITS – 0.5%
DDR Corp. 7.875%, 9/01/20		1,800	2,288,635
EPR Properties 5.75%, 8/15/22		915	999,111
7.75%, 7/15/20		1,908	2,281,550
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,560,361

			7,129,657

			63,900,387

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 2.2%
Basic – 1.3%
Basell Finance Co. BV 8.10%, 3/15/27(b)	U.S.$	1,240	$1,661,600
Braskem Finance Ltd. 7.00%, 5/07/20(a)(b)		1,800	2,030,400
CF Industries, Inc. 7.125%, 5/01/20		900	1,115,103
Georgia-Pacific LLC 8.875%, 5/15/31		366	546,856
GTL Trade Finance, Inc. 7.25%, 10/20/17(b)		1,338	1,527,996
LyondellBasell Industries NV 6.00%, 11/15/21		264	312,840
Southern Copper Corp. 7.50%, 7/27/35(a)		3,300	3,959,320
Vale Overseas Ltd. 6.875%, 11/21/36		4,756	5,402,131
Westvaco Corp. 7.95%, 2/15/31		1,000	1,220,618

			17,776,864

Capital Goods – 0.3%
Mondi Consumer Packaging International AG 9.75%, 7/15/17(b)	EUR	1,206	1,762,339
Owens Corning 7.00%, 12/01/36(d)	U.S.$	1,340	1,524,697

			3,287,036

Communications - Media – 0.1%
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)		1,401	1,415,149

Communications - Telecommunications – 0.2%
Alltel Corp. 7.875%, 7/01/32		160	234,887
Qwest Corp. 6.50%, 6/01/17		610	705,703
6.875%, 9/15/33		1,570	1,560,552

			2,501,142

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16		612	623,475
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		240	265,200
7.75%, 10/01/17(b)		1,610	1,738,800

			2,627,475

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16	U.S.$	54	$62,738

Consumer Non-Cyclical – 0.0%
Mylan, Inc./PA 7.625%, 7/15/17(b)		265	294,813

Transportation - Airlines – 0.1%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		886	1,003,664

			28,968,881

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(a)(b)		4,400	5,676,000

Utility – 0.2%
Electric – 0.1%
Dominion Resources, Inc./VA 7.50%, 6/30/66		758	841,380

Natural Gas – 0.1%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,760	2,024,000

			2,865,380

Total Corporates – Investment Grades (cost $85,062,002)			101,410,648

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.6%
Non-Agency Fixed Rate – 4.1%
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.019%, 5/25/47		636	521,857
Series 2007-4, Class 22A1 5.353%, 6/25/47		2,702	2,399,191
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,149	747,797
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		3,862	3,622,942
Series 2006-AR3, Class 1A2A 5.547%, 6/25/36		2,749	2,578,458

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-AR4, Class 1A1A 5.687%, 3/25/37	U.S.$	692	$644,265
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,564	2,162,848
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		1,968	1,613,390
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,634	1,299,665
Series 2006-42, Class 1A6 6.00%, 1/25/47		1,393	1,030,536
Series 2006-HY12, Class A5 5.294%, 8/25/36		2,632	2,192,008
Series 2006-J1, Class 1A10 5.50%, 2/25/36		3,424	2,848,153
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,857	1,470,996
Series 2007-13, Class A2 6.00%, 6/25/47		2,170	1,904,539
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.082%, 9/25/47		688	569,254
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,630	1,451,684
First Horizon Alternative Mortgage Securities Series 2006-AA5, Class A1 2.348%, 9/25/36		1,287	1,010,638
Series 2006-AA7, Class A1 2.493%, 1/25/37		1,718	1,265,439
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		1,432	1,235,156
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.757%, 9/25/35		1,593	1,419,125
Series 2006-AR37, Class 2A1 5.126%, 2/25/37		1,053	894,890
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		842	783,673
Series 2007-12, Class 3A22 6.00%, 8/25/37		313	286,956
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 3.297%, 7/25/35		1,066	917,800
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,377	2,279,959

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36	U.S.$	388	$329,070
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.405%, 9/25/35		2,361	2,310,520
Series 2006-9, Class 4A1 5.696%, 10/25/36		1,423	1,271,709
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 5.237%, 9/25/36		2,297	1,367,022
Series 2006-7, Class A4 5.237%, 9/25/36		2,417	1,438,236
Series 2006-9, Class A4 5.986%, 10/25/36		2,477	1,856,841
Series 2007-HY3, Class 4A1 2.698%, 3/25/37		2,972	2,722,848
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,708	2,329,314
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.913%, 12/28/37		3,574	3,180,469
Series 2007-AR8, Class A1 5.992%, 11/25/37		1,862	1,684,856

			55,642,104

Non-Agency Floating Rate – 2.5%
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 2A2 4.596%, 9/25/35(d)(l)		1,774	209,370
Countrywide Alternative Loan Trust Series 2007-19, Class 1A10 37.775%, 8/25/37(d)		1,082	1,869,975
Series 2007-7T2, Class A3 0.804%, 4/25/37(d)		4,959	3,055,375
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.804%, 8/25/37(d)		2,051	1,640,816
Credit Suisse Mortgage Capital Certificates Series 2006-6, Class 1A2 5.296%, 7/25/36(d)(l)		1,097	191,292
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2007-OA3, Class A1 0.344%, 7/25/47(d)		987	805,947

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.097%, 3/19/46(d)	U.S.$	1,163	$761,475
First Horizon Alternative Mortgage Securities Series 2007-FA2, Class 1A6 5.346%, 4/25/37(d)(l)		277	56,521
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.424%, 6/25/37(d)		1,498	1,086,430
HarborView Mortgage Loan Trust Series 2007-4, Class 2A1 0.423%, 7/19/47(d)		1,740	1,392,442
Series 2007-7, Class 2A1A 1.204%, 11/25/47(d)		879	753,113
IndyMac INDX Mortgage Loan Trust 2007-FLX3 Series 2007-FLX3, Class A1 0.444%, 6/25/37(d)		1,199	1,028,589
Lehman Mortgage Trust Series 2005-2, Class 1A2 5.046%, 12/25/35(d)(l)		1,083	201,946
Lehman XS Trust Series 2007-15N, Class 4A1 1.104%, 8/25/47(d)		964	654,858
Series 2007-4N, Class 3A2A 0.927%, 3/25/47(d)		2,681	2,080,035
Luminent Mortgage Trust Series 2006-6, Class A1 0.404%, 10/25/46(d)		408	344,492
RALI Trust Series 2005-QO4, Class 2A1 0.484%, 12/25/45(d)		1,038	761,509
Series 2006-QS18, Class 2A2 6.346%, 12/25/36(d)(l)		13,564	3,276,571
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.677%, 8/25/47(d)		2,841	2,273,927
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.097%, 9/25/46(d)		2,142	1,406,498
Series 2006-AR5, Class A1A 1.167%, 6/25/46(d)		980	803,490
Series 2007-OA1, Class A1A 0.878%, 2/25/47(d)		3,284	2,525,465

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-OA3, Class 2A1A 0.937%, 4/25/47(d)	U.S.$	1,100	$944,089
Series 2007-OA4, Class A1A 0.935%, 4/25/47(d)		1,538	1,018,478
Series 2007-OA5, Class 1A 0.927%, 6/25/47(d)		5,610	4,720,376

			33,863,079

Total Collateralized Mortgage Obligations (cost $83,834,315)			89,505,183

EMERGING MARKETS – SOVEREIGNS – 4.6%
Argentina – 1.5%
Argentina Bonos 7.00%, 10/03/15		14,209	12,376,055
7.82%, 12/31/33	EUR	920	607,181
Series X 7.00%, 4/17/17	U.S.$	8,950	6,942,714

			19,925,950

Croatia – 0.3%
Croatia Government International Bond 6.625%, 7/14/20(b)		4,000	4,350,000

Dominican Republic – 0.8%
Dominican Republic International Bond 8.625%, 4/20/27(b)		8,385	10,250,662

El Salvador – 0.7%
El Salvador Government International Bond 7.375%, 12/01/19(b)		705	836,483
7.625%, 9/21/34(b)		762	916,305
7.65%, 6/15/35(b)		6,996	8,020,914

			9,773,702

Ghana – 0.2%
Republic of Ghana 8.50%, 10/04/17(a)(b)		2,983	3,408,078

Ivory Coast – 0.8%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)(b)		12,347	11,420,975

Serbia – 0.3%
Republic of Serbia 6.75%, 11/01/24(b)		893	895,032
7.25%, 9/28/21(b)		2,467	2,732,203

			3,627,235

Total Emerging Markets – Sovereigns (cost $47,508,985)			62,756,602

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 3.3%
Industrial – 3.2%
Basic – 0.3%
FMG Resources (August 2006) Pty. LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(d)	U.S.$	1,915	$1,937,095
Patriot Coal Corporation 9.25%, 12/31/13(d)		775	778,875
Unifrax Holding Co. 5.25%, 11/01/18(d)	EUR	750	958,984

			3,674,954

Capital Goods – 0.1%
Serta Simmons Holdings LLC 5.00%-6.00%, 10/01/19(d)	U.S.$	1,400	1,418,200

Communications - Media – 0.1%
Clear Channel Communications, Inc. 3.85%, 1/29/16(d)		124	109,584
Univision Communications, Inc. 4.45%, 3/31/17(d)		1,107	1,111,711

			1,221,295

Communications - Telecommunications – 0.1%
Alcatel-Lucent USA Inc. 7.50%, 1/30/19(d)		1,796	1,821,229

Consumer Cyclical - Automotive – 0.4%
TI Group Automotive Systems L.L.C. 6.75%, 3/14/18(d)		2,283	2,252,882
Veyance Technologies, Inc. 5.25%, 9/08/17(d)		2,500	2,502,675

			4,755,557

Consumer Cyclical - Entertainment – 0.3%
ClubCorp Club Operations, Inc. 5.00%, 11/30/16(d)		1,295	1,317,289
Harrah’s Las Vegas Propco LLC 3.69%, 2/13/14(d)		1,500	1,412,340
Station Casinos LLC 5.00%, 3/02/20(d)		2,000	2,021,660

			4,751,289

Consumer Cyclical - Other – 0.2%
Global Cash Access, Inc. 7.00%, 3/01/16(d)		280	281,860
Las Vegas Sands LLC 2.71%, 11/23/16(d)		471	471,642
New HB Acquisition, LLC 3/21/20(m)		2,000	2,045,000

			2,798,502

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.4%
Bass Pro Group LLC 4.00%-5.25%, 11/20/19(d)	U.S.$	998	$1,006,637
Harbor Freight Tools USA, Inc./Central Purchasing LLC 5.50%, 11/14/17(d)		1,294	1,308,052
Rite Aid Corporation 5.75%, 8/21/20(d)		500	517,500
Supervalu Inc. 3/21/19(m)		2,250	2,286,810

			5,118,999

Consumer Non-Cyclical – 0.5%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(d)		1,372	1,400,708
BJ’s Wholesale Club, Inc. 9.75%, 3/26/20(d)		1,400	1,446,088
HCA, Inc. 3.45%, 5/01/18(d)		398	401,124
HJ Heinz 3/27/19(m)		700	705,929
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00%, 8/19/18(d)		978	989,239
Kinetic Concepts, Inc. 5.50%, 5/04/18(d)		1,111	1,129,611
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.25%, 9/30/19(d)		995	1,004,121

			7,076,820

Energy – 0.1%
Citgo Petroleum Corporation 9.00%, 6/24/17(d)		1,064	1,085,116

Other Industrial – 0.3%
Asurion, LLC (fka Asurion Corporation) 4.50%, 5/24/19(d)		1,122	1,133,275
Gavilon Group LLC, The 6.00%, 12/06/16(d)		351	349,531
Navistar, Inc. 7.00%, 8/17/17(m)		2,122	2,142,563
Silver II Borrower S.C.A (Silver II US Holdings, LLC) 4.00%, 12/13/19(d)		1,122	1,130,391

			4,755,760

Technology – 0.4%
Blackboard, Inc. 11.50%, 4/04/19(d)		3,200	3,160,000
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(d)		1,853	1,632,516

			4,792,516

			43,270,237

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.1%
Foreign Local Government - Municipal – 0.1%
Education Management LLC 4.31%, 6/01/16(d)	U.S.$	1,887	$1,556,521

Financial Institutions – 0.0%
REITS – 0.0%
iStar Financial, Inc. 5.25%, 3/19/16(d)		331	334,190

Total Bank Loans (cost $44,255,102)			45,160,948

EMERGING MARKETS – CORPORATE BONDS – 3.3%
Industrial – 2.9%
Basic – 0.3%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(b)		2,173	2,177,898
Vedanta Resources PLC 8.75%, 1/15/14(b)		1,404	1,460,160

			3,638,058

Capital Goods – 0.1%
Rearden G Holdings EINS GmbH 7.875%, 3/30/20(b)		1,200	1,320,000
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(b)		555	518,925

			1,838,925

Communications - Media – 0.6%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	1,231	1,633,186
Columbus International, Inc. 11.50%, 11/20/14(b)	U.S.$	4,160	4,638,400
European Media Capital SA 10.00%, 2/01/15(n)		1,574	1,511,522

			7,783,108

Communications - Telecommunications – 0.3%
Empresa de Telecomunicaciones de Bogota 7.00%, 1/17/23(b)	COP	1,440,000	836,155
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)(b)	U.S.$	1,500	1,780,125
VimpelCom Holdings BV 7.504%, 3/01/22(b)		1,300	1,446,640

			4,062,920

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Peermont Global Pty Ltd. 7.75%, 4/30/14(b)	EUR	1,000	$1,256,341
Studio City Finance Ltd. 8.50%, 12/01/20(b)	U.S.$	1,630	1,790,881

			3,047,222

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Pty Ltd. 5.703%, 6/15/15(b)(d)	EUR	1,066	1,243,471
Edcon Pty Ltd. 9.50%, 3/01/18(b)		625	789,139

			2,032,610

Consumer Non-Cyclical – 0.9%
Agrokor DD 8.875%, 2/01/20(b)	U.S.$	343	377,025
9.875%, 5/01/19(b)	EUR	1,181	1,693,258
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)	U.S.$	1,277	1,349,579
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	827	1,155,498
Hypermarcas SA 6.50%, 4/20/21(b)	U.S.$	885	956,906
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		2,536	2,288,740
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(b)		1,771	1,673,595
Tonon Bioenergia SA 9.25%, 1/24/20(b)		1,820	1,851,357
USJ Acucar e Alcool SA 9.875%, 11/09/19(b)		600	681,000

			12,026,958

Energy – 0.1%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		1,300	1,387,669

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18		1,490	1,661,350

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		1,727	1,623,476

			39,102,296

Financial Institutions – 0.4%
Banking – 0.2%
Banco de Reservas de LA Republica Dominicana 7.00%, 2/01/23(b)		1,906	1,906,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Sistema International Funding SA 6.95%, 5/17/19(b)	U.S.$	2,500	$2,703,304

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(b)		270	270,000

			4,879,304

Total Emerging Markets – Corporate Bonds (cost $42,569,622)			43,981,600

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 2.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		2,877	3,220,289
Banc of America Re-REMICs Trust Series 2009-UB1, Class A4B 5.614%, 6/24/50(b)		3,500	3,572,590
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class AM 6.084%, 6/11/50		1,400	1,602,562
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class AM 5.509%, 9/15/39		5,900	6,494,366
GS Mortgage Securities Corp. II Series 2011-GC5, Class C 5.308%, 8/10/44(b)		3,152	3,536,874
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.635%, 4/10/38		1,484	1,472,595
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB19, Class AM 5.714%, 2/12/49		3,519	3,927,084
Series 2007-LD11, Class AM 5.807%, 6/15/49		5,105	5,316,664
Series 2007-LD12, Class AM 6.001%, 2/15/51		1,521	1,738,425
Series 2007-LDPX, Class AM 5.464%, 1/15/49		798	851,788
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		2,204	2,320,723

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38	U.S.$	2,000	$2,107,032
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AM 5.818%, 5/15/46		400	454,881
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		943	968,727

			37,584,600

Non-Agency Floating Rate CMBS – 0.2%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.503%, 6/15/22(b)(d)		407	378,757
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 0.603%, 6/15/20(b)(d)		2,380	2,179,097
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.249%, 6/15/44(b)(c)		1,022	1,082,546

			3,640,400

Total Commercial Mortgage-Backed Securities (cost $32,635,920)			41,225,000

QUASI-SOVEREIGNS – 2.4%
Quasi-Sovereign Bonds – 2.4%
Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(b)		699	903,458
8.00%, 8/07/19(b)		330	406,725

			1,310,183

Kazakhstan – 0.4%
KazMunaiGaz Finance Sub BV 6.375%, 4/09/21(b)		2,450	2,851,187
7.00%, 5/05/20(b)		2,658	3,163,020

			6,014,207

Russia – 1.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		1,227	1,343,565
7.75%, 5/29/18(b)		11,600	13,543,000
8.70%, 3/17/16(b)	RUB	50,700	1,682,976

			16,569,541

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)	U.S.$	1,675	$2,190,063

Ukraine – 0.2%
National JSC Naftogaz of Ukraine 9.50%, 9/30/14		2,542	2,608,600

United States – 0.3%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		2,919	3,345,904

Total Quasi-Sovereigns (cost $24,966,287)			32,038,498

EMERGING MARKETS – TREASURIES – 2.2%
Costa Rica – 0.3%
Republic of Costa Rica
10.58%, 6/22/16(b)	CRC	1,025,000	2,259,199
11.13%, 3/28/18(b)		644,200	1,476,874

			3,736,073

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	229,800	6,820,578

Hungary – 0.7%
Hungary Government Bond
Series 14/C 5.50%, 2/12/14	HUF	970,820	4,116,779
Series 15/A 8.00%, 2/12/15		464,360	2,068,667
Series 16/C 5.50%, 2/12/16		697,550	2,977,861

			9,163,307

Indonesia – 0.3%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	27,844,000	3,907,759

Nigeria – 0.1%
Nigeria Government Bond Series 10YR 16.39%, 1/27/22	NGN	163,000	1,336,898

Philippines – 0.3%
Philippine Government International Bond 6.25%, 1/14/36	PHP	143,000	4,655,997

Total Emerging Markets – Treasuries (cost $27,026,066)			29,620,612

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 1.6%
Financial Institutions – 1.6%
Banking – 0.6%
Citigroup Capital XIII 7.875%(c)	49,625	$1,418,779
CoBank ACB 6.25%(b)	7,925	842,279
US Bancorp 6.50%	100,000	2,986,000
Zions Bancorporation 9.50%	138,946	3,591,754

		8,838,812

Finance – 0.1%
Brandywine Realty Trust 6.90%	30,425	802,612

Insurance – 0.2%
Hartford Financial Services Group, Inc. 7.875%	75,000	2,257,500
XLIT Ltd. 0.00%(d)	600	481,312

		2,738,812

Other Finance – 0.2%
RBS Capital Funding Trust V 5.90%	111,000	2,366,520

REITS – 0.5%
CapLease, Inc. 7.25%	19,000	499,345
Cedar Realty Trust, Inc. 7.25%	24,651	619,973
Health Care REIT, Inc. 6.50%	39,075	1,053,814
Hersha Hospitality Trust 6.875%	31,800	810,900
Sabra Health Care REIT, Inc. 7.125%	145,600	3,671,857
Sovereign Real Estate Investment Trust 12.00%(b)	185	237,567

		6,893,456

		21,640,212

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%	80,000	260,000

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

Company		Shares	U.S. $ Value

Industrial – 0.0%
Basic – 0.0%
ArcelorMittal 6.00%		8,975	$188,026

Total Preferred Stocks (cost $21,400,238)			22,088,238

		Principal Amount (000)
LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.3%
United States – 1.3%
Buckeye OH Tobacco Settlement Auth
Series 2007A-2 5.875%, 6/01/47	U.S.$	4,000	3,588,200
California GO 7.60%, 11/01/40		750	1,097,242
7.95%, 3/01/36		1,915	2,396,029
Golden St Tobacco Securitization CA
Series 2007A-1 5.125%, 6/01/47		2,835	2,494,715
Illinois GO 7.35%, 7/01/35		1,915	2,296,411
Tobacco Settlement Auth IA
Series 2005C 5.625%, 6/01/46		2,465	2,405,125
Tobacco Settlement Fin Corp. MI
Series 2007A 6.00%, 6/01/48		1,135	1,055,312
Tobacco Settlement Fin Corp. NJ
Series 2007 1A 5.00%, 6/01/41		1,010	910,060
Tobacco Settlement Fin Corp. VA
Series 2007B1 5.00%, 6/01/47		1,095	924,169

Total Local Governments – Municipal Bonds (cost $15,245,721)			17,167,263

GOVERNMENTS – SOVEREIGN AGENCIES – 1.0%
Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15		133	127,691
2.375%, 5/25/16		1,551	1,475,389

			1,603,080

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.5%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)	U.S.$	6,315	$6,962,288

Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16	CAD	1,300	1,238,228

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	2,300	3,529,682

Total Governments – Sovereign Agencies (cost $12,276,414)			13,333,278

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Fixed Rate – 0.7%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	895	786,667
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,376	1,151,149
GSAA Home Equity Trust
Series 2005-12, Class AF5
5.659%, 9/25/35		1,800	1,608,255
Series 2006-10, Class AF3
5.985%, 6/25/36		1,642	1,027,863
Lehman XS Trust
Series 2006-17, Class WF32
5.55%, 11/25/36		2,231	1,904,502
Series 2007-6, Class 3A5
5.72%, 5/25/37		752	651,288
Morgan Stanley Mortgage Loan Trust
Series 2006-15XS, Class A3
5.988%, 11/25/36		1,670	1,077,555
Series 2007-8XS, Class A2
6.00%, 4/25/37		1,615	1,185,763

			9,393,042

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust
Series 2006-6, Class AF4
5.725%, 3/25/36(d)		2,338	1,434,929
Series 2006-6, Class AF5
5.725%, 3/25/36(d)		866	531,586

			1,966,515

Total Asset-Backed Securities (cost $10,395,963)			11,359,557

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.6%
Eurasian Development Bank 7.375%, 9/29/14(b)	U.S.$	1,690	$1,825,200
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	65,759,400	6,744,126

Total Supranationals (cost $8,964,368)			8,569,326

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.6%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(b)	U.S.$	2,341	1,779,160

Colombia – 0.5%
Bogota Distrito Capital 9.75%, 7/26/28(b)	COP	7,758,000	6,149,453

Total Local Governments – Regional Bonds (cost $5,652,343)			7,928,613

INFLATION-LINKED SECURITIES – 0.5%
Uruguay – 0.5%
Republica Orient Uruguay 3.70%, 6/26/37	UYU	52,278	3,368,761
4.25%, 4/05/27		61,922	4,030,047

Total Inflation-Linked Securities (cost $5,008,857)			7,398,808

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Nigeria – 0.2%
Nigeria – Recap Linked (Citi) 15.10%, 5/01/17(b)	NGN	94,100	665,496
26.49%, 5/01/17(b)		99,400	702,978
Nigeria – Recap Linked (HSBC) 15.10%, 5/02/17(b)		98,000	692,892

			2,061,366

United Arab Emirates – 0.3%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(b)	U.S.$	3,310	4,087,850

Total Governments – Sovereign Bonds (cost $5,409,076)			6,149,216

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.4%
American Media Operations, Inc.(g)(i)	19,908	$79,632
AOT Bedding Super Holdings, LLC(g)(i)	52	188,681
Gallery Media(i)(o)	591	827,400
Greektown Superholdings, Inc.(g)(i)(j)	692	53,976
HMH Holdings Delaware, Inc.	23,381	531,918
Keystone Automotive Operations, Inc.(g)(i)	106,736	1,057,757
Merisant Co.(g)(i)	999	89,942
Neenah Enterprises, Inc.(g)(i)(j)	58,200	378,300
Realogy Holdings Corp.	34,654	1,692,501
Realogy Holdings Corp.	4,332	211,575
U.S. Shipping Corp.(g)(i)	31,398	– 0	–

Total Common Stocks (cost $4,651,008)		5,111,682

WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 11/01/14(i)(j)(n)	900	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(g)(i)(j)	9,725	– 0	–
iPayment Holdings, Inc., expiring 11/15/18(i)(j)	1,142	– 0	–
Magnachip Semiconductor, expiring 12/31/49(g)(i)(j)	18,000	56,160
Talon Equity Co. NV, expiring 11/24/15(g)(i)(j)	1,059	– 0	–

Total Warrants (cost $0)		56,160

	Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2013, Exercise Price: $ 148.00(j)(p) (premiums paid $195,286)	630	15,120

	Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(q) (cost $20,020,828)	20,020,828	20,020,828

Total Investments – 109.0% (cost $1,352,830,940)		1,473,834,629	(r)
Other assets less liabilities – (9.0)%		(121,592,208)

Net Assets – 100.0%		$1,352,242,421

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

FUTURES CONTRACTS (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S.2 Yr Note (CBT) Futures	713	June 2013	$157,171,068	$157,183,075	$12,007
U.S. T-Note 5 Yr (CBT) Futures	1,815	June 2013	224,803,740	225,159,262	355,514

					$367,521

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	6,724	INR	367,269	4/05/13	$18,252
Barclays Bank PLC	EUR	214	USD	278	4/11/13	3,910
Barclays Bank PLC	AUD	2,901	USD	2,961	4/26/13	(54,754)
BNP Paribas SA	USD	3,216	INR	174,240	4/05/13	(17,734)
BNP Paribas SA	USD	25,579	JPY	2,444,987	4/12/13	396,090
Brown Brothers Harriman & Co.	EUR	1,436	USD	1,863	4/11/13	22,170
Brown Brothers Harriman & Co.	GBP	1,550	USD	2,351	4/11/13	(4,522)
Brown Brothers Harriman & Co.	USD	373	EUR	290	4/11/13	(1,511)
Brown Brothers Harriman & Co.	JPY	2,370,981	USD	25,323	4/12/13	134,076
Brown Brothers Harriman & Co.	USD	35	AUD	34	4/26/13	(261)
Credit Suisse International	GBP	4,758	USD	7,145	4/11/13	(85,270)
Goldman Sachs	BRL	37,719	USD	18,730	4/02/13	64,419
Goldman Sachs	USD	18,808	BRL	37,719	4/02/13	(141,935)
Goldman Sachs	COP	7,204,138	USD	3,986	4/10/13	42,885
Goldman Sachs	EUR	79,586	USD	104,053	4/11/13	2,029,577
Goldman Sachs	USD	3,494	RUB	108,409	4/24/13	(21,264)
Goldman Sachs	HUF	1,688,864	USD	7,150	4/26/13	58,217
Goldman Sachs	BRL	37,719	USD	18,742	5/03/13	141,687
HSBC Bank USA	CHF	448	USD	474	4/05/13	2,710
HSBC Bank USA	ZAR	74,331	USD	8,061	4/19/13	(3,737)
JPMorgan Chase Bank, NA	EUR	231	USD	301	4/11/13	5,276
Royal Bank of Scotland	BRL	37,719	USD	19,004	4/02/13	338,564
Royal Bank of Scotland	USD	18,730	BRL	37,719	4/02/13	(64,419)
Royal Bank of Scotland	GBP	23,246	USD	35,178	4/11/13	(140,555)
Royal Bank of Scotland	USD	26,717	MXN	345,600	4/12/13	1,237,290
Royal Bank of Scotland	CAD	32,127	USD	31,272	4/19/13	(342,435)
Royal Bank of Scotland	USD	161	TRY	293	4/19/13	691
Standard Chartered Bank	IDR	165,894,146	USD	16,738	4/05/13	(309,620)
UBS Securities LLC	PEN	17,346	USD	6,729	4/10/13	32,855
UBS Securities LLC	EUR	202	USD	262	4/11/13	2,502

						$3,343,154

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put – CDX NAHY-19 5 Year Index	JPMorgan Chase Bank, NA	Sell	1.02%	4/17/13	$13,300	$192,850	$(22,358)

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA		$66,630	9/14/17	0.84%	3 Month LIBOR	$(37,728)
Citibank, NA		33,500	6/11/22	1.83%	3 Month LIBOR	(12,625)
Credit Suisse International		167,000	10/29/14	0.41%	3 Month LIBOR	(255,287)
Credit Suisse International		48,000	1/31/15	0.44%	3 Month LIBOR	(34,793)
Credit Suisse International		5,430	12/7/17	0.74%	3 Month LIBOR	24,286
Deutsche Bank AG		11,340	3/20/18	0.97%	3 Month LIBOR	(11,536)
Deutsche Bank AG	GBP	30,830	10/4/22	1.86%	6 Month LIBOR	(345,691)
Deutsche Bank AG		950	2/22/23	2.13%	6 Month LIBOR	(32,996)
Deutsche Bank AG		13,010	10/4/42	6 Month LIBOR	2.97%	41,546
Deutsche Bank AG		1,310	2/22/43	6 Month LIBOR	3.21%	90,534
Goldman Sachs International		$67,3 10	9/18/17	0.85%	3 Month LIBOR	(77,147)
Goldman Sachs International		73,150	11/13/17	0.78%	3 Month LIBOR	116,294
Goldman Sachs International		10,800	9/17/22	1.80%	3 Month LIBOR	124,381
JPMorgan Chase Bank, NA		14,200	10/25/22	1.93%	3 Month LIBOR	(83,540)

						$(494,302)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC:
Alcatel-Lucent USA, Inc., 6.50%, 1/15/28, 3/20/17*	(5.00)%	6.22%		$600	$26,542	$46,091	$(19,549)
Fifth & Pacific Companies, Inc., 5.00% 7/08/13, 12/20/13*	(5.00)	0.01		440	(16,342)	2,506	(18,848)
Nokia Oyj, 6.75% 2/04/19, 9/20/14*	(5.00)	1.80		4,400	(198,438)	260,284	(458,722)
The McClatchy Co., 5.75% 9/01/17, 12/20/13*	(5.00)	0.04		440	(15,017)	4,699	(19,716)
Goldman Sachs Bank USA:
CDX-NAHY Series 11 5 Year Index, 12/20/13*	0.00	3.96		1,151	290,559	182,120	108,439
JPMorgan Chase Bank, NA:
MBIA, Inc., 6.625% 10/01/28, 12/20/13*	(5.00)	0.39		890	5,905	26,671	(20,766)
Morgan Stanley Capital Services LLC:
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.78	EUR	620	25,244	42,796	(17,552)
Fiat SpA, 6.625% 2/15/13, 12/20/17*	(5.00)	5.78		890	36,237	62,606	(26,369)

Sale Contracts
Bank of America, NA:
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	5.07		$1,300	(1,468)	(40,514)	39,046
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	4.44		2,000	20,215	(81,556)	101,771
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88		1,054	(136,197)	(176,045)	39,848
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88		527	(68,099)	(87,927)	19,828
HCA, Inc., 6.375% 1/15/15, 6/20/17*	5.00	2.47		2,000	206,636	15,768	190,868
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	5.23	EUR	1,869	(254,706)	(265,173)	10,467
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	5.23		374	(50,941)	(49,909)	(1,032)

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00%	5.23%	EUR	374	$(50,942)	$(48,556)	$(2,386)
iTraxx Europe-9 10 Year Index, 6/20/18*	3.00	5.23		374	(50,941)	(48,379)	(2,562)
Sanmina -SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	4.16		$1,900	64,689	(91,109)	155,798
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	5.84		2,000	(48,419)	(137,275)	88,856
Advanced Micro Devices, Inc., 7.750% 8/01/20, 3/20/16*	5.00	5.84		1,450	(35,104)	(120,855)	85,751
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	10.80		1,270	(232,385)	(134,685)	(97,700)
Alcatel-Lucent USA Inc., 6.50% 1/15/28, 6/20/16*	5.00	5.23		2,000	(10,683)	70,325	(81,008)
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00	3.28		17,760	1,061,900	(1,184,955)	2,246,855
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	1.43		1,400	(15,962)	(121,897)	105,935
Clear Channel Communications, Inc., 6.875% 6/15/18, 12/20/14*	5.00	7.45		1,500	(76,596)	(127,046)	50,450
Clear Channel Communications, Inc., 6.875% 6/15/18, 3/20/16*	5.00	14.02		700	(163,279)	(176,044)	12,765
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	1.78		2,000	206,893	(40,351)	247,244
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	3.59		1,420	63,590	(25,063)	88,653
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	2.45		1,900	197,873	(9,618)	207,491
Nokia Oyj, 6.75% 2/04/19, 9/20/17*	5.00	5.60		2,740	(62,961)	(444,401)	381,440
NXP BV, 2.945%, 10/15/13, 3/20/18*	5.00	3.45	EUR	412	43,427	28,142	15,285
NXP BV, 2.945% 10/15/15, 3/20/16*	5.00	1.89		$1,350	121,413	48,045	73,368

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00%	3.28%	$1,772	$105,961	$(150,475)	$256,436
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13	300	(26,825)	(41,927)	15,102
Credit Suisse International:
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	2.24	3,500	268,080	(209,851)	477,931
CDX-NAHY Series 15 5 Year Index, 12/20/15*	5.00	2.24	3,100	237,012	(187,140)	424,152
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	3.09	1,330	109,123	(12,138)	121,261
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	1.93	1,300	112,981	(25,641)	138,622
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	0.29	2,000	25,560	5,069	20,491
United States Steel Corp., 6.65% 6/01/37, 12/20/17*	5.00	5.73	660	(21,919)	(54,384)	32,465
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	4.85	3,300	19,957	96,170	(76,213)
Deutsche Bank AG:
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	524	(67,715)	(94,717)	27,002
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	176	(22,782)	(25,525)	2,743
Goldman Sachs Bank USA:
CDX-NAHY 15 3 Year Index, 12/20/13*	5.00	4.55	11,044	54,422	(774,618)	829,040
CDX-NAIG Series 15 5 Year Index, 12/20/15*	1.00	1.43	2,150	(24,453)	(175,510)	151,057
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	1,053	(136,097)	(191,289)	55,192
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.88	527	(68,099)	(89,263)	21,164
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13	300	(26,826)	(43,100)	16,274

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00%	3.33%		$2,100	$140,371	$(125,196)	$265,567
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	5.42	EUR	1,440	(25,756)	(244,716)	218,960
J.C. Penney Co. Inc., 6.375% 10/15/36, 12/20/17*	5.00	8.51		$1,450	(181,854)	(127,875)	(53,979)
KB Home, 6.25% 6/15/15, 6/20/17*	5.00	2.66		1,250	119,123	(112,527)	231,650
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	1.63		2,750	267,743	(70,481)	338,224
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.43		350	(6,577)	(25,696)	19,119
United States Steel Corp., 6.65% 6/01/37, 9/20/17*	5.00	5.43		345	(6,483)	(24,959)	18,476
JPMorgan Chase Bank, NA:
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13		734	(65,678)	(111,294)	45,616
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13		597	(53,375)	(92,483)	39,108
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13		597	(53,375)	(85,967)	32,592
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13		597	(53,375)	(84,822)	31,447
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13		842	(75,268)	(103,112)	27,844
iTraxx Europe 9 10 Year Index, 6/20/18*	3.00	5.23	EUR	424	(57,768)	(41,857)	(15,911)
Sabre Holdings Corp., 8.35% 3/15/16, 6/20/16*	5.00	3.10		$618	37,369	(43,260)	80,629
Morgan Stanley Capital Services LLC:
AK Steel Holding Corp., 7.625% 5/15/20, 3/20/16*	5.00	8.86		1,350	(129,671)	13,284	(142,955)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	1.08		1,350	14,725	3,079	11,646

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 17 5 Year Index, 12/20/16*	5.00%	3.28%	$6,336	$378,840	$(537,994)	$916,834
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	3.87	527	(68,097)	(89,734)	21,637
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	7.13	708	(63,303)	(87,610)	24,307
UBS AG:
Goodyear Tire & Rubber Co., 7.00% 3/15/28, 6/20/17*	5.00	4.42	2,000	48,342	(143,140)	191,482
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	2.71	1,900	177,779	(96,567)	274,346
SLM Corp. 6.25% 1/25/16, 6/20/17*	5.00	2.49	2,500	255,125	(53,942)	309,067

				$2,019,860	$(6,882,513)	$8,902,373

*	Termination date.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2013
Barclays Capital Inc.†	1,260	USD	(4.25	)%*	—	$1,250,620
Barclays Capital Inc.†	900	USD	(2.38	)%*	—	898,337
Barclays Capital Inc.†	832	USD	(2.00	)%*	—	826,968
Barclays Capital Inc.†	663	USD	(2.00	)%*	—	662,574
Barclays Capital Inc.†	1,694	USD	(1.75	)%*	—	1,692,919
Barclays Capital Inc.†	2,888	USD	(1.63	)%*	—	2,878,767
Barclays Capital Inc.†	1,023	USD	(1.25	)%*	—	1,021,615
Barclays Capital Inc.†	1,482	USD	(1.00	)%*	—	1,479,242
Barclays Capital Inc.†	579	USD	(0.75	)%*	—	578,542
Barclays Capital Inc.†	251	USD	(0.75	)%*	—	250,347
Barclays Capital Inc.†	638	USD	(0.38	)%*	—	637,587
Barclays Capital Inc.†	550	USD	(0.25	)%*	—	549,664
Barclays Capital Inc.†	1,507	USD	(0.15	)%*	—	1,506,198
Barclays Capital Inc.†	2,865	USD	0.00%		—	2,865,200
Barclays Capital Inc.†	1,160	USD	0.00%		—	1,160,000
Credit Suisse Securities†	1,472	USD	(2.50	)%*	—	1,466,403
Credit Suisse Securities†	1,515	USD	(1.50	)%*	—	1,514,307
Credit Suisse Securities†	1,303	USD	(1.50	)%*	—	1,301,998
Credit Suisse Securities†	7,810	USD	(1.00	)%*	—	7,809,750
Credit Suisse Securities	2,186	USD	(1.00	)%*	4/1/2013	2,183,743
Credit Suisse Securities†	729	USD	(0.75	)%*	—	727,934
Credit Suisse Securities†	1,099	EUR	(0.50	)%*	—	1,406,878

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2013
Credit Suisse Securities†	2,912	USD	(0.50	)%*	—	$2,905,529
Credit Suisse Securities†	908	USD	(0.50	)%*	—	907,353
Credit Suisse Securities†	827	USD	(0.50	)%*	—	826,963
Credit Suisse Securities†	1,517	USD	(0.25	)%*	—	1,515,709
Credit Suisse Securities†	1,193	USD	(0.25	)%*	—	1,192,053
Credit Suisse Securities†	833	USD	(0.25	)%*	—	832,844
Credit Suisse Securities†	568	USD	(0.25	)%*	—	567,281
Credit Suisse Securities†	2,619	USD	(0.15	)%*	—	2,618,880
Credit Suisse Securities†	1,150	USD	(0.15	)%*	—	1,149,952
Credit Suisse Securities†	433	USD	(0.06	)%*	—	433,000
Credit Suisse Securities†	1,999	USD	(0.05	)%*	—	1,999,150
Credit Suisse Securities†	3,843	USD	0.00%		—	3,842,500
Credit Suisse Securities†	1,351	USD	0.00%		—	1,350,781
Credit Suisse Securities†	1,151	USD	0.00%		—	1,151,250
Credit Suisse Securities†	865	USD	0.00%		—	865,000
Credit Suisse Securities†	762	USD	0.00%		—	762,480
Credit Suisse Securities†	153	USD	0.00%		—	152,887
Deutsche-Bank Securities Inc.†	1,320	USD	(0.25	)%*	—	1,319,717
Deutsche-Bank Securities Inc.†	1,570	USD	(0.10	)%*	—	1,569,584
Deutsche-Bank Securities Inc.†	2,800	USD	0.00%		—	2,800,000
Deutsche-Bank Securities Inc.†	2,969	USD	0.22%		4/3/2013	2,968,900
HSBC	9,386	USD	0.21%		4/8/2013	9,386,360
HSBC	3,025	USD	0.21%		4/8/2013	3,025,600
HSBC	14,171	USD	0.22%		4/8/2013	14,171,516
HSBC†	3,886	USD	0.45%		—	3,888,664
HSBC†	3,441	USD	0.45%		—	3,443,581
ING Bank Amsterdam†	757	USD	(4.88	)%*	—	749,067
ING Bank Amsterdam†	1,535	USD	(2.25	)%*	—	1,527,016
ING Bank Amsterdam†	880	USD	(2.00	)%*	—	877,939
ING Bank Amsterdam†	1,021	USD	(0.50	)%*	—	1,019,830
ING Bank Amsterdam†	630	USD	(0.50	)%*	—	630,045
ING Bank Amsterdam†	3,539	USD	(0.25	)%*	—	3,539,045
ING Bank Amsterdam†	922	USD	(0.25	)%*	—	921,842
ING Bank Amsterdam†	625	USD	(0.25	)%*	—	624,555
JPMorgan Chase Bank, NA†	3,484	USD	(0.25	)%*	—	3,483,831
JPMorgan Chase Bank, NA†	1,596	USD	(0.15	)%*	—	1,595,703
JPMorgan Chase Bank, NA†	14,705	USD	0.00%		—	14,704,500
JPMorgan Chase Bank, NA	16,040	USD	0.18%		4/23/2013	16,041,769
Nomura International PLC†	1,338	USD	(0.25	)%*	—	1,337,463

						$147,369,732

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2013

*	Interest payment due from counterparty.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $145,798,954.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $538,402,685 or 39.8% of net assets.

(c)	Variable rate coupon, rate shown as of March 31, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(e)	Pay-In-Kind Payments (PIK).

(f)	Defaulted.

(g)	Illiquid security.

(h)	Security is in default and is non-income producing.

(i)	Fair valued by the Adviser.

(j)	Non-income producing security.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,573,620.

(l)	IO – Interest Only

(m)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $5,921,270 and $104,330, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of March 31, 2013, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Alion Science and Technology Corp.	6/20/10	$	– 0	–	$	– 0	–	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10		1,435,027			1,377,843		0.10%
European Media Capital SA 10.00%, 2/01/15	8/18/10		139,198			133,679		0.01%

(o)	Restricted and illiquid security.

(p)	One contract relates to 100 shares.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(r)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

GO – General Obligation

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,332,810,112)	$1,453,813,801
Affiliated issuers (cost $20,020,828)	20,020,828
Cash	4,187,750
Cash collateral held at broker	1,765,667	(a)
Foreign currencies, at value (cost $2,324,239)	2,309,546
Dividends and interest receivable	27,420,732
Unrealized appreciation of credit default swap contracts	9,957,641
Unrealized appreciation of forward currency exchange contracts	4,532,056
Upfront premiums paid on credit default swap contracts	907,655
Receivable for investment securities sold	532,519
Unrealized appreciation of interest rate swap contracts	397,041

Total assets	1,525,845,236

Liabilities
Payable for reverse repurchase agreements	147,369,732
Payable for investment securities purchased and foreign currency contracts	13,574,408
Upfront premiums received on credit default swap contracts	7,790,168
Advisory fee payable	1,227,793
Unrealized depreciation of forward currency exchange contracts	1,188,902
Unrealized depreciation of credit default swap contracts	1,055,268
Unrealized depreciation of interest rate swap contracts	891,343
Payable for variation margin on futures contracts	173,187
Options written, at value (premiums received $192,850)	22,358
Administrative fee payable	13,517
Accrued expenses and other liabilities	296,139

Total liabilities	173,602,815

Net Assets	$1,352,242,421

Composition of Net Assets
Capital stock, at par	$861,518
Additional paid-in capital	1,194,683,386
Undistributed net investment income	13,031,632
Accumulated net realized gain on investment and foreign currency transactions	10,426,104
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities.	133,239,781

	$1,352,242,421

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,151,778 shares outstanding)	$15.70

(a)	Amount represents initial margin deposit and collateral for OTC derivatives outstanding and margin requirements for open futures contracts outstanding at March 31, 2013.

See notes to financial statements.

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2013

Investment Income
Interest (net of foreign taxes withheld of $20,997)	$114,742,787
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,105) .	1,742,810
Affiliated issuers	30,944
Other fee income	329,841	$116,846,382

Expenses
Advisory fee (see Note B)	11,709,174
Custodian	254,909
Printing	182,579
Audit	84,620
Registration fees	75,934
Administrative	64,635
Directors’ fees	57,766
Transfer agency	46,710
Legal	26,159
Miscellaneous	58,920

Total expenses before interest expense	12,561,406
Interest expense	175,464

Total expenses		12,736,870

Net investment income		104,109,512

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		15,634,832
Swap contracts		4,921,973
Futures contracts		347,219
Options written		5,191,104
Unfunded loan commitments		288,750
Foreign currency transactions		6,881,596
Net change in unrealized appreciation/depreciation of:
Investments		54,223,399
Swap contracts		5,344,189
Futures contracts		367,521
Options written		170,492
Unfunded loan commitments		68,740
Foreign currency denominated assets and liabilities		2,134,072

Net gain on investment and foreign currency transactions		95,573,887

Net Increase in Net Assets from Operations		$199,683,399

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013		Year Ended March 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$104,109,512		$104,963,864
Net realized gain on investment and foreign currency transactions	33,265,474		19,025,531
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities.	62,308,413		(51,247,295)
Contributions from Adviser (see Note B)	– 0	–	31,974

Net increase in net assets from operations	199,683,399		72,774,074
Dividends and Distributions to Shareholders from
Net investment income	(117,708,724)		(129,739,296)
Net realized gain on investment and foreign currency transactions	(6,067,305)		– 0	–
Capital Stock Transactions
Net increase	9,130,875		5,517,206

Total increase (decrease)	85,038,245		(51,448,016)
Net Assets
Beginning of period	1,267,204,176		1,318,652,192

End of period (including undistributed net investment income of $13,031,632 and $13,278,096, respectively)	$1,352,242,421		$1,267,204,176

See notes to financial statements.

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended March 31, 2013

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$107,733,207
Interest expense paid	(175,464)
Operating expenses paid	(12,414,154)
Purchases of long-term investments	(562,024,193)
Proceeds from disposition of long-term investments	535,584,711
Proceeds from disposition of short-term investments, net.	1,386,071
Proceeds from swap contracts, net	6,798,482
Proceeds from written options, net	5,383,954
Variation margin received on futures contracts	887,927
Commitment fee proceeds	329,841

Net increase in cash from operating activities		$83,490,382
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(114,645,155)
Increase in reverse repurchase agreements	25,018,442

Net decrease in cash from financing activities		(89,626,713)
Effect of exchange rate on cash.		8,089,020

Net increase in cash		1,952,689
Cash at beginning of period		6,310,274

Cash at end of period.		$8,262,963

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$199,683,399
Adjustments:
Increase in interest and dividends receivable	$(384,112)
Net accretion of bond discount and amortization of bond premium	(7,931,166)
Inflation index adjustment	(468,056)
Increase in accrued expenses	147,252
Purchases of long-term investments	(562,024,193)
Proceeds from disposition of long-term investments	535,584,711
Proceeds from disposition of short-term investments, net.	1,386,071
Proceeds on swap contracts, net	6,798,482
Proceeds from written options, net	5,383,954
Variation margin paid on futures contracts	887,927
Net realized gain on investment and foreign currency transactions	(33,265,474)
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(62,308,413)

Total adjustments		(116,193,017)

Net increase in cash from operating activities		$83,490,382

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (“the Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Notes to Financial Statements

spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2013:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$450,000		$798,325,398		$8,076,700		$806,852,098
Governments – Treasuries	– 0	–	102,085,351		– 0	–	102,085,351
Corporates – Investment Grades	– 0	–	101,410,648		– 0	–	101,410,648
Collateralized Mortgage Obligations	– 0	–	– 0	–	89,505,183		89,505,183
Emerging Markets – Sovereigns	– 0	–	62,756,602		– 0	–	62,756,602
Bank Loans	– 0	–	– 0	–	45,160,948		45,160,948
Emerging Markets – Corporate Bonds	– 0	–	42,593,931		1,387,669		43,981,600
Commercial Mortgage-Backed Securities	– 0	–	1,602,562		39,622,438		41,225,000
Quasi-Sovereigns	– 0	–	32,038,498		– 0	–	32,038,498
Emerging Markets – Treasuries	– 0	–	15,156,202		14,464,410		29,620,612
Preferred Stocks	20,527,080		1,561,158		– 0	–	22,088,238
Local Governments – Municipal Bonds	– 0	–	17,167,263		– 0	–	17,167,263
Governments – Sovereign Agencies	– 0	–	13,333,278		– 0	–	13,333,278
Asset-Backed Securities	– 0	–	– 0	–	11,359,557		11,359,557
Supranationals	– 0	–	8,569,326		– 0	–	8,569,326
Local Governments – Regional Bonds	– 0	–	7,928,613		– 0	–	7,928,613
Inflation-Linked Securities	– 0	–	7,398,808		– 0	–	7,398,808

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3		Total
Governments – Sovereign Bonds	$	– 0	–	$4,087,850		$2,061,366		$6,149,216
Common Stocks		1,692,501		– 0	–	3,419,181		5,111,682
Warrants		– 0	–	– 0	–	56,160		56,160
Options Purchased – Puts		– 0	–	15,120		– 0	–	15,120
Short-Term Investments		20,020,828		– 0	–	– 0	–	20,020,828

Total Investments in Securities		42,690,409		1,216,030,608		215,113,612		1,473,834,629
Other Financial Instruments*:
Assets
Credit Default Swap Contracts		– 0	–	9,957,641		– 0	–	9,957,641
Interest Rate Swap Contracts		– 0	–	397,041		– 0	–	397,041
Futures Contracts		367,521		– 0	–	– 0	–	367,521 †
Forward Currency Exchange Contracts		– 0	–	4,532,056		– 0	–	4,532,056
Liabilities
Credit Default Swap Contracts		– 0	–	(1,055,268)		– 0	–	(1,055,268)
Interest Rate Swap Contracts		– 0	–	(891,343)		– 0	–	(891,343)
Forward Currency Exchange Contracts		– 0	–	(1,188,902)		– 0	–	(1,188,902)
Written Options		– 0	–	(22,358)		– 0	–	(22,358)

Total^		$43,057,930		$1,227,759,475		$215,113,612		$1,485,931,017

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades		Corporates - Investment Grades			Collateralized Mortgage Obligations		Emerging Markets - Sovereigns
Balance as of 3/31/12	$6,985,353			$4,302,490		$47,371,390			$3,649,275
Accrued discounts/ (premiums)	284,517			– 0	–	869,966			– 0	–
Realized gain (loss)	(4,425,464)			– 0	–	972,789			– 0	–
Change in unrealized appreciation/depreciation	3,789,816			– 0	–	8,093,680			– 0	–
Purchases	2,497,818			– 0	–	44,000,710			– 0	–
Sales	(1,042,940)			– 0	–	(11,803,352)			– 0	–
Reclassification	24,000			(24,000)		– 0	–		6,515,726
Transfers into Level 3^	1,636,000			– 0	–	– 0	–		– 0	–
Transfers out of Level 3#	(1,672,400)			(4,278,490)		– 0	–		(10,165,001)

Balance as of 3/31/13	$8,076,700		$	– 0	–	$89,505,183		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$(1,016,132)		$	– 0	–	$8,174,521		$	– 0 –

	Bank Loans		Emerging Markets - Corporate Bonds			Commercial Mortgage- Backed Securities		Emerging Markets - Treasuries
Balance as of 3/31/12	$38,731,182			$2,735,683		$51,452,074			$9,148,457
Accrued discounts/ (premiums)	403,592			(8,604)		419,671			(28,765)
Realized gain (loss)	253,771			– 0	–	3,266,480			171,264
Change in unrealized appreciation/depreciation	992,811			(1,319)		2,295,818			862,747
Purchases	32,959,159			– 0	–	4,852,696			3,546,458
Sales	(28,179,567)			– 0	–	(21,191,340)			(3,241,523)
Reclassification	– 0	–		– 0	–	– 0	–		– 0	–
Transfers into Level 3^	– 0	–		– 0	–	– 0	–		4,005,772
Transfers out of Level 3#	– 0	–		(1,338,091)		(1,472,961)			– 0	–

Balance as of 3/31/13	$45,160,948			$1,387,669		$39,622,438			$14,464,410

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$1,086,499			$(1,319)		$4,021,739			$979,579

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

	Asset- Backed Securities		Supranationals			Governments - Sovereign Bonds		Common Stocks
Balance as of 3/31/12	$14,509,368			$6,744,941		$10,165,001		$2,573,896
Accrued discounts/ (premiums)	255,130			– 0	–	20,812		– 0	–
Realized gain (loss)	1,467,964			– 0	–	– 0	–	(287,500)
Change in unrealized appreciation/depreciation	2,083,126			– 0	–	(6,118)		614,158
Purchases	625,210			– 0	–	2,046,672		521,934
Sales	(7,581,241)			– 0	–	– 0	–	(3,307)
Reclassification	– 0	–		– 0	–	(6,515,726)		– 0	–
Transfers into Level 3	– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of Level 3#	– 0	–		(6,744,941)		(3,649,275)		– 0	–

Balance as of 3/31/13	$11,359,557		$	– 0	–	$2,061,366		$3,419,181

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$1,476,243		$	– 0	–	$(6,118)		$328,750

	Warrants†			Options Purchased - Puts			Short-term Investments			Credit Default Swaps
Balance as of 3/31/12	$	– 0	–		$98			$2,447,797			$(773,891)
Accrued discounts/ (premiums)		– 0	–		– 0	–		201			– 0	–
Realized gain (loss)		– 0	–		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		56,160			– 0	–		112,131			– 0	–
Purchases		– 0	–		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		(2,560,129)			– 0	–
Reclassification		– 0	–		– 0	–		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–		– 0	–		– 0	–
Transfers out of Level 3#		– 0	–		(98)			– 0	–		773,891

Balance as of 3/31/13		$56,160		$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13		$56,160		$	– 0	–	$	– 0	–	$	– 0	–

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Unfunded Loan Commitments			Total
Balance as of 3/31/12		$(357,490)		$199,685,624
Accrued discounts/ (premiums)		– 0	–	2,216,520
Realized gain (loss)		288,750		1,708,054
Change in unrealized appreciation/depreciation		68,740		18,961,750
Purchases		– 0	–	91,050,657
Sales		– 0	–	(75,603,399)
Reclassification		– 0	–	– 0	–
Transfers into Level 3^		– 0	–	5,641,772
Transfers out of Level 3#		– 0	–	(28,547,366)

Balance as of 3/31/13	$	– 0	–	$215,113,612

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$	– 0	–	$15,099,922	**

^	There were de minimis transfers under 1% of net assets during the reporting period.

#	Transferred out of Level 3 into Level 2 due to availability of external credit rating.

†	The fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

The following represents information about significant observable inputs related to the Fund with material categories of Level 3 investments at March 31, 2013.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 3/31/2013	Valuation Technique	Unobservable Input	Range
Asset-Backed Securities	$11,359,557	Third Party Vendor	Evaluated Quotes	$61.36-$89.35
Bank Loans	45,160,948	Third Party Vendor	Evaluated Quotes	$82.50-$128.18
Collateralized Mortgage Obligations	89,505,183	Third Party Vendor	Evaluated Quotes	$11.80-$172.80
Commercial Mortgage-Backed Securities	39,622,438	Third Party Vendor	Evaluated Quotes	$91.56-$114.27
Common Stocks	1,961,168	Indicative Market Quotations	Broker Quote	$4.00-$1,400.00
	1,246,438	Modeling Tool		$9.91-$3,628.47
	211,575	Third Party Vendor	Evaluated Quotes	$48.84
	0	Qualitative Assessment		$0.00
Corporates – Non-Investment Grades	8,076,699	Third Party Vendor	Evaluated Quotes	$2.00-$108.25
	1	Qualitative Assessment		$0.00
Emerging Markets – Corporate Bonds	1,387,669	Third Party Vendor	Evaluated Quotes	$106.74
Emerging Markets – Treasuries	14,464,410	Indicative Market Quotations	Broker Quote	$0.01-$2.97
Governments – Sovereign Bonds	2,061,366	Indicative Market Quotations	Broker Quote	$0.71
Warrants	56,160	Indicative Market Quotations	Broker Quote	$3.12
	0	Qualitative Assessment		$0.00

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

For the year ended March 31, 2012, the Adviser reimbursed the Fund $31,974 for trading losses incurred due to trade entry errors.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2013, such fee amounted to $64,635.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2013, there was no such reimbursement paid to ABIS.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2013, is as follows:

Market Value March 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2013 (000)	Dividend Income (000)
$ 19,118	$639,389	$638,486	$20,021	$31

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$463,719,897	$461,314,609
U.S. government securities	85,211,614	68,487,936

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, written options, futures and swap transactions) are as follows:

Cost	$1,352,830,980

Gross unrealized appreciation	$143,221,005
Gross unrealized depreciation	(22,217,356)

Net unrealized appreciation	$121,003,649

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2013, the Fund held foreign currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2013, the Fund held futures contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction,

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2013, the Fund held purchased options for hedging purposes.

During the year ended March 31, 2013, the Fund held written swaptions for hedging purposes.

For the year ended March 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/12	– 0	–	$	– 0	–
Options written	1,055,319,000			202,562
Options expired	(24,630,000)			(109,568)
Options bought back	(1,030,689,000)			(92,994)
Options closed	– 0	–		– 0	–

Options written outstanding as of 3/31/13	– 0	–	$	– 0	–

For the year ended March 31, 2013, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 3/31/12	– 0	–	$	– 0	–
Swaptions written	295,690,000			5,793,527
Swaptions expired	(282,390,000)			(5,600,677)
Swaptions bought back	– 0	–		– 0	–
Swaptions closed	– 0	–		– 0	–

Swaptions written outstanding as of 3/31/13	13,300,000			$192,850

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2013, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended March 31, 2013, the Fund held credit default swap contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Notes to Financial Statements

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At March 31, 2013, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $114,959,183 with net unrealized appreciation of $9,375,456 and terms ranging from 3 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $1,155,102. The fair value of assets pledged as collateral by the Fund for such derivatives was $2,072,620 at March 31, 2013. If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, an amount of $390,275 would be required to be posted by the Fund.

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

At March 31, 2013, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$397,041		Unrealized depreciation of interest rate swap contracts	$891,343

Interest rate contracts	Receivable for variation margin on futures contracts	367,521	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,532,056		Unrealized depreciation of forward currency exchange contracts	1,188,902

Credit contracts	Unrealized appreciation of credit default swap contracts	9,957,641		Unrealized depreciation of credit default swap contracts	1,055,268

Credit contracts				Options written, at value	22,358

Equity contracts	Investment in securities, at value	15,120

Total		$15,269,379			$3,157,871

The effect of derivative instruments on the statement of operations for the year ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(4,260,393)	$(1,781,505)

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	347,219	367,521

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$10,983,032	$2,139,038

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(749,942)	257,270

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(409,573)	– 0	–

Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	9,182,366	7,125,694

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,600,677	170,492

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(5,190,283)	(180,166)

Total		$15,503,103	$8,098,344

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Credit Default Swap Contracts:
Average notional amount of buy contracts	$17,391,434
Average notional amount of sale contracts	$119,253,489

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$73,900,965
Average principal amount of sale contracts	$249,019,710

Futures Contracts:
Average principal amount of buy contracts	$343,245,872	(a)

Interest Rate Swap Contracts
Average notional amount	$327,056,948

Purchased Options Contracts:
Average monthly cost.	$1,494,903

(a)	Positions were open seven months during the year

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended March 31, 2013, the average amount of reverse repurchase agreements outstanding was $143,948,455 and the daily weighted average interest rate was (0.45)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Notes to Financial Statements

acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2013, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2013, the fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
American Builders & Contractors Supply Co. Inc., LIBOR + 5.50%, 6/30/13	$1,500,000	$	– 0 –
Constellation Brands, Inc., LIBOR + 4.75%, 12/30/13	4,500,000		– 0 –
Nielsen Finance LLC, LIBOR, 2/24/14	4,500,000		– 0 –

During the year ended March 31, 2013, the Fund received commitment fees or additional funding fees in the amount of $329,841.

NOTE D

Capital Stock

During the year ended March 31, 2013 the Fund issued 596,467 shares in connection with the Fund’s dividend reinvestment plan. During the year ended March 31, 2012 the Fund issued 383,479 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Notes to Financial Statements

expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$117,708,724	$129,739,296
Long-term capital gains	6,067,305	– 0	–

Total taxable distributions	123,776,029	129,739,296

Total distributions paid	$123,776,029	$129,739,296

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

As of March 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$22,614,078
Undistributed capital gain	10,793,667
Accumulated capital and other losses	(4,492,036	)(a)
Unrealized appreciation/(depreciation)	128,010,813	(b)

Total accumulated earnings/(deficit)	$156,926,522	(c)

(a)

During the fiscal year ended March 31, 2013, the Fund utilized $720,063 of capital loss carryforwards to offset current year net realized gains. As of March 31, 2013, the cumulative deferred loss on straddles was $4,492,036.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of March 31, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, foreign currency reclassifications, paydown gain/loss reclassifications, the tax treatment of real estate investment trusts (REITs), consent fee reclassifications, and the tax treatment of proceeds from the sale of defaulted securities resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE G

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Notes to Financial Statements

and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.81	$ 15.48	$ 14.47	$ 9.58	$ 13.81

Income From Investment Operations
Net investment income(a)	1.21	1.23	1.30	1.19	1.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12	(.38)	.91	4.84	(3.76)
Contributions from Adviser	– 0	–	.00	(b)	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.33	.85	2.21	6.03	(2.70)

Less: Dividends and Distributions
Dividends from net investment income	(1.37)	(1.52)	(1.20)	(1.14)	(1.10)
Distributions from net realized gain on investment and foreign currency transactions	(.07)	– 0	–	– 0	–	– 0	–	(.43)

Total dividends and distributions	(1.44)	(1.52)	(1.20)	(1.14)	(1.53)

Net asset value, end of period	$ 15.70	$ 14.81	$ 15.48	$ 14.47	$ 9.58

Market value, end of period	$ 16.33	$ 15.02	$ 14.90	$ 14.23	$ 8.29

Premium/(Discount), end of period	4.01%	1.42%	(3.75)%	(1.66)%	(13.47)%
Total Return
Total investment return based on:(c)
Market value	19.40%	11 .88%	13 .83	%*	88 .70%	(25 .76)%
Net asset value	16 .42%	6 .18%	16 .30	%*	66 .05%	(18 .61)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,352,232	$1,267,204	$1,318,652	$1,232,796	$731,003
Ratio to average net assets of:
Expenses	.98%	.98%	1.01%	1.09%	1.07%
Expenses, excluding interest expense	.97%	.96%	.97%	1.01%	1.01%
Expenses, excluding interest and TALF administration fee	.97%	.96%	.97%	1.00%	1.07%
Net investment income	8.00%	8.33%	8.76%	9.44%	9.10%
Portfolio turnover rate	38%	26%	52%	38%	40%

See footnote summary on page 94.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class actions settlements, which enhanced the Fund’s performance for the year ended March 31, 2011 by 0.01%.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 29, 2013

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2013. For corporate shareholders, 1.24% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 51.28% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2013, the Fund designates $1,575,946 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Tax Information

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

Supplemental Proxy Information

The Annual Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. was held on March 27, 2013.

A description of the proposal and number of shares voted at the Meeting are as follows:

1. To elect Class One Directors (terms expire in 2016):

Director	Voted For	Authority Withheld
Michael J. Downey	76,056,243	1,552,655
Nancy P. Jacklin	76,057,835	1,551,063
Robert M. Keith	76,068,819	1,540,079

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Results Of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 13, 2013, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, New York 10105 53 (2009)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., Chairman of the Board 80 (1993)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	102	None

John H. Dobkin, # 71 (1993)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	102	None

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	102	Asia Pacific Fund, Inc. since prior to 2008, The Merger Fund from 1995 until 2013 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 77 (2006)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011, PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP, (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2006)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008.

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	102	None

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Marco G. Santamaria, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2008.

Emilie D. Wrapp, 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo, 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Stephen M. Woetzel, 41	Controller	Vice President of ABIS**, with which he has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	109

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and information prepared by the Adviser showing

110	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

the Fund’s performance as compared with its composite index (composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global, the JPMorgan Government Bond Index—Emerging Markets and the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index) and the JPMorgan Emerging Markets Bond Index Global (the “Bond Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2012. The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1- and 3-year periods, in the 1st quintile of the Performance Group for the 5-year period, and 1st out of 2 of the Performance Group for the 10-year period. The directors recognized that the small number of other funds in the Fund’s Lipper category made performance comparisons of limited utility. The Fund outperformed both indices (which, they noted, are not leveraged) in all periods except that it lagged the Bond Index in the 1-year period. Based on their review, the directors concluded that the Fund’s relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (but not closed-end funds such as the Fund) and that such open-end funds had benefited from such reductions since 2004. The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	111

and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in various types of fixed income securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense Universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 90.6 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was the same as the Expense Group median and lower than the Expense Universe median. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

112	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	113

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

114	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	115

NOTES

116	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients, or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0313

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2012	$57,500	$8,000	$17,891
2013	$57,500	$8,326	$18,795

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2012	$598,428	$ $ $	25,891 (8,000 (17,891	) )
2013	$658,928	$ $ $	27,121 (8,326 (18,795	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Garry. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

4. In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Nicholas Davidson: SVP-Value, London

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

Christopher Kotowicz: VP-Growth, Chicago

David Lesser: VP-Legal, New York

Mark Manley: SVP-Legal, New York

Takuji Oya: SVP-Growth, Japan

Guy Prochilo: SVP-Institutional Investments, New York

Nitish Sharma: VP—Institutional Investments, Australia

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

James Wallin: SVP-Fixed Income, New York

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years

Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2013.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	72	$24,695,000,000	None	None
Douglas J. Peebles	55	$25,860,000,000	None	None
Marco Santamaria	4	$8,215,000,000	None	None
Matthew S. Sheridan	33	$14,380,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	87	$50,712,000,000	1	$34,000,000
Douglas J. Peebles	108	$66,283,000,000	3	$247,000,000
Marco Santamaria	19	$47,482,000,000	1	$34,000,000
Matthew S. Sheridan	57	$50,473,000,000	1	$34,000,000

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	144	$43,299,000,000	6	$3,111,000,000
Douglas J. Peebles	390	$109,755,000,000	9	$6,268,000,000
Marco Santamaria	27	$9,690,000,000	1	$258,000,000
Matthew S. Sheridan	82	$35,750,000,000	6	$3,111,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Code of Business Conduct and Ethics requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. The Portfolio Managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. The Portfolio Managers’ annual compensation is comprised of the following:

(i) Fixed base salary: The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser’s overall profitability determines the total amount of incentive compensation available to Portfolio Managers. Incentive compensation paid to a Portfolio Manager is determined subjectively based on qualitative and quantitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance, including measures of absolute, relative and risk-adjusted performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer time periods. There are no specific formulas used to determine this part of a Portfolio Manager’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

The qualitative component of incentive compensation incorporates the investment professional’s contributions to the investment process and Fund success. Among the important assets are: thought leadership, collaboration with other investment professionals at the Adviser, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals and being a good corporate citizen. Other factors that can play a part in determining investment professional compensation include complexity of investment strategies managed, volume of assets managed and experience.

Incentive compensation is in the form on an annual cash bonus and awards under the Adviser’s Incentive Compensation Award Plan (“deferred awards”). Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Adviser. Deferred awards are in the form of restricted grants of the Adviser’s Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

(iii) Contributions under the Adviser’s Profit Sharing/401(k) Plan: The contributions are based on the Adviser’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2013 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$0-$10,000
Marco Santamaria	None
Douglas J. Peebles	None
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 22, 2013